SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2020 and 2019

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Independent Auditors’ Report

The Board of Directors

Southern Farm Bureau Life Insurance Company:

We have audited the accompanying financial statements of Southern Farm Bureau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and stockholders ’ equity as of December 31, 2020 and 2019, and the related statutory statements of earnings, changes in stockholders ’ equity and cash flow for the years then ended, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Mississippi Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors ’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity ’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity ’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in note 1 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory account ing practices described in note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for the years then ended, in accordance with statutory accounting practices prescribed or permitted by the Mississippi Insurance Department described in note 1.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedules 1–4 is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Mississippi Insurance Department. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Jackson, Mississippi

April 23, 2021

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2020 and 2019

Admitted Assets	2020	2019
Investments:
Bonds, generally at amortized cost (fair value of $11,278,863,047 in 2020 and $10,632,990,091 in 2019)	$10,283,288,144	10,038,632,081
Stocks:
Preferred stocks, generally at cost (fair value of $21,517,126 in 2020 and $5,446,666 in 2019)	18,592,287	4,000,000
Common stocks, at fair value (cost of $560,868,690 in 2020 and $712,901,930 in 2019)	758,269,730	818,229,956
Total stocks	776,862,017	822,229,956
Mortgage loans	1,930,907,184	1,877,836,080
Real estate:
Home office property, at cost, less accumulated depreciation of $32,748,793 in 2020 and $31,236,324 in 2019	15,079,935	15,311,075
Real estate held for investment, at cost	1,088,764	1,088,764
Total real estate	16,168,699	16,399,839
Other invested assets	823,681,105	706,147,951
Cash, cash equivalents and short-term investments, at cost, which approximates fair value	189,894,497	124,454,110
Policy loans	574,138,384	567,161,766
Receivable for securities	1,270,838	1,760,049
Total investments	14,596,210,868	14,154,621,832
Federal income taxes recoverable	—	2,452,233
Deferred income taxes	59,575,417	65,116,060
Premiums deferred and uncollected	332,487,529	308,441,646
Accrued investment income	116,686,734	116,099,833
Company owned life insurance contracts	65,936,580	63,787,208
Other receivables and other assets	9,610,572	9,915,986
Separate account assets	8,830,018	10,092,514
Total admitted assets	$15,189,337,718	14,730,527,312

3	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2020 and 2019

Liabilities and Stockholders’ Equity	2020	2019
Aggregate policy reserves:
Life and annuity policies and contracts	$10,482,401,474	10,251,327,853
Accident and health contracts	154,098,975	155,608,567
Supplementary contracts	121,414,948	116,311,555
Total aggregate policy reserves	10,757,915,397	10,523,247,975
Policy and contract claims	52,666,468	40,367,015
Policyholders’ funds:
Premiums received in advance	224,206	351,868
Funds on deposit	21,274,218	22,321,332
Accrued policy dividends	43,100,384	45,729,137
Dividends left on deposit	230,786,074	237,237,962
Total policyholders’ funds	295,384,882	305,640,299
Pension plan administration funds	512,009,129	520,032,803
General liabilities:
Taxes, other than federal income taxes	5,884,233	7,278,571
Federal income taxes payable	127,990	—
Due to affiliates	1,344,393	1,057,518
Commissions	13,848,203	14,682,532
Notes payable	180,873,653	142,838,083
Pension and postretirement benefits	82,834,288	76,377,772
Accounts payable and other liabilities	78,258,714	53,358,571
Total general liabilities	363,171,474	295,593,047
Asset valuation reserve	337,029,520	313,873,702
Separate account liabilities	8,830,018	10,092,514
Total liabilities	12,327,006,888	12,008,847,355
Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	2,860,430,830	2,719,779,957
Total stockholders’ equity	2,862,330,830	2,721,679,957
Total liabilities and stockholders’ equity	$15,189,337,718	14,730,527,312

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2020 and 2019

	2020	2019
Income:
Premiums and other considerations:
Life premiums	$802,339,523	786,172,971
Annuity premiums and other fund deposits	95,622,872	95,449,309
Accident and health premiums	12,258,873	13,577,039
Supplementary contracts	21,421,969	20,428,074
Investment income, net of expenses of $21,485,075 in 2020 and $21,139,855 in 2019	578,817,763	580,986,563
Separate account fees and other	2,553,773	2,530,825
Total income	1,513,014,773	1,499,144,781
Benefits and reserve changes:
Death benefits	322,252,345	260,561,653
Accident and health benefits	12,055,057	11,579,080
Surrender and other life insurance benefits	304,468,639	373,210,843
Annuity benefits	149,202,590	130,570,335
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	223,632,547	185,663,372
Interest on policy and contract funds	31,422,116	32,403,524
Payments on supplementary contracts	24,041,573	23,039,158
Total benefits and reserve changes	1,067,074,867	1,017,027,965
Other operating expenses:
Commissions	83,385,515	82,959,319
General insurance expenses	176,743,863	181,917,525
Taxes, licenses and fees	27,923,758	27,604,027
Total other operating expenses	288,053,136	292,480,871
Earnings before policyholders’ dividends, federal income taxes and realized investment gains	157,886,770	189,635,945
Policyholders’ dividends	41,781,766	44,455,631
Earnings before federal income taxes and realized investment gains	116,105,004	145,180,314
Federal income taxes	4,970,000	14,230,000
Earnings before realized investment gains (losses)	111,135,004	130,950,314
Realized investment gains (losses)	(32,757,472)	16,824,472
Adjusted for:
Federal income tax expense	2,389,775	(5,238,547)
Transfer to (from) interest maintenance reserve	(5,600,757)	2,521,119
Net realized investment gains (losses)	(35,968,454)	14,107,044
Net earnings	$75,166,550	145,057,358

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2020 and 2019

		Additional
	Common	paid-in	Unassigned
	stock	capital	surplus
Balance, December 31, 2018	$1,500,000	400,000	2,592,250,632
Net earnings	—	—	145,057,358
Change in unrealized investment gains, net	—	—	102,894,080
Increase in asset valuation reserve	—	—	(116,447,923)
Decrease in nonadmitted assets	—	—	4,580,194
Change in net deferred income taxes	—	—	4,326,846
Change in net actuarial loss on pension and postretirement benefits	—	—	2,118,770
Cash dividends to stockholders	—	—	(15,000,000)
Balance, December 31, 2019	1,500,000	400,000	2,719,779,957
Net earnings			75,166,550
Change in unrealized investment gains, net	—	—	100,352,413
Increase in asset valuation reserve	—	—	(23,155,818)
Decrease in nonadmitted assets	—	—	24,388,621
Change in net deferred income taxes	—	—	2,771,375
Change in net actuarial loss on pension and postretirement benefits	—	—	(18,872,268)
Cash dividends to stockholders	—	—	(20,000,000)
Balance, December 31, 2020	$1,500,000	400,000	2,860,430,830

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2020 and 2019

	2020	2019
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$883,670,998	873,026,407
Other premiums, considerations and deposits collected	21,421,969	20,428,074
Reinsurance reserve adjustments received on reinsurance ceded	3,386,997	3,500,284
Investment income received	594,719,550	595,240,273
Separate account fees and other income received	404,401	907,971
	1,503,603,915	1,493,103,009
Life and accident and health claims paid	(319,695,024)	(268,790,743)
Surrender benefits paid	(302,627,926)	(371,490,169)
Annuity and other benefits paid to policyholders	(182,851,945)	(163,192,105)
	(805,174,895)	(803,473,017)
Commissions, taxes and other expenses paid	(282,829,455)	(279,846,462)
Dividends paid to policyholders	(38,316,259)	(35,751,201)
Federal income taxes paid	—	(13,752,721)
	(321,145,714)	(329,350,384)
Net cash from operations	377,283,306	360,279,608
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,435,720,353	1,275,442,497
Common and preferred stocks	261,468,983	281,197,583
Mortgage loans	158,379,885	133,822,538
Real estate	—	25,200
Other invested assets	59,696,944	119,723,496
Federal income taxes paid on net capital gains	—	(5,238,547)
Total investment proceeds	1,915,266,165	1,804,972,767
Cost of investments acquired:
Bonds	(1,676,347,719)	(1,403,775,346)
Common and preferred stocks	(141,832,445)	(332,210,448)
Mortgage loans	(210,751,663)	(144,067,427)
Real estate	(1,056,769)	(1,602,593)
Other invested assets	(158,113,081)	(158,070,694)
Total investments acquired	(2,188,101,677)	(2,039,726,508)
Net increase in policy loans	(6,976,618)	(16,026,694)
Net cash from investments	(279,812,130)	(250,780,435)
Cash from financing and miscellaneous sources:
Advances on notes payable	38,000,000	—
Other cash provided	8,533,513	4,884,488
Dividends paid to stockholders	(20,000,000)	(15,000,000)
Purchase of company owned life insurance contracts	—	(20,000,000)
Other cash applied	(58,564,302)	(42,155,633)
Net cash from financing and miscellaneous sources	(32,030,789)	(72,271,145)
Net increase in cash, cash equivalents and short-term investments	65,440,387	37,228,028
Cash, cash equivalents and short-term investments:
Beginning of year	124,454,110	87,226,082
End of year	$189,894,497	124,454,110

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(1)	Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)	Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates in the states of Arkansas, Colorado, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates within these states, the Company is subject to regulatory and market risks within this geographic area.

(b)	Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)	Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting practices.

(d)	Differences between Statutory Accounting Practices and U.S. Generally Accepted Accounting Principles

Statutory Accounting Practices (SAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. SAP which differ from GAAP include:

•	Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810, Consolidation.

•	Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•	Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

8	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

•	Aggregate reserves for life, annuities and accident and health policies are based on statutory mortality and interest requirements as described in the valuation manual. Reserves for health insurance are determined based on statutory morbidity and interest. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•	The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold or called. No such reserve is required under GAAP.

•	Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP. Changes in deferred tax assets and liabilities are charged or credited directly to unassigned surplus under SAP. Under GAAP, these changes generally are included in net income.

•	The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•	Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

•	The Statements of Earnings are different in certain respects, with annual life premiums being recognized as revenue upon issue and subsequently upon anniversary. Annuity premiums are recognized as revenue when collected. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•	Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•	The Statements of Cash Flow differ in certain respects from the presentation required by ASC 230, Statement of Cash Flows, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

9	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

•	Pension and postretirement benefits expense and the related financial statement disclosures are not determined in accordance with ASC 715, Compensation – Retirement Benefits.

•	In accordance with Statements of Statutory Accounting Principles (SSAP), investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

•	The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)	Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is generally recognized when earned.

Amortization of premiums and discounts on mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys. Amortization is accounted for using a method that approximates the interest method.

Common stocks of unaffiliated companies are carried at fair value. Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value.

10	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The Company periodically reviews each investment to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. The Company considers the following factors in determining that a decline in value is other-than-temporary: the extent and duration of the decline, the reason for the decline (either interest or credit related), the current conditions and near term financial prospects of the issuer, and the Company’s ability and intent to hold the security for a period of time sufficient to allow for recovery. If management determines that the decline in fair value is other-than-temporary, the cost of the investment is adjusted to fair value and a realized loss is recognized in the statutory statement of earnings. Subsequent recoveries in fair value are not recognized until the security is sold.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. Limited partnership interests are accounted for using the equity method.

Low income housing tax credit (LIHTC) property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2020 and 2019 was $12,043,289 and $13,469,512, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 1 to 9 years with a weighted average of 2.4 years. The required holding period varies from 1 to 12 years with a weighted average of 5.2 years. Currently, the properties are not subject to any regulatory reviews. The aggregate amount of LIHTC does not exceed 10% of the Company’s total assets. There were no impairments related to the LIHTC investments.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as an unrealized loss in unassigned surplus. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)	Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)	Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

11	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables or anticipated experience using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

In 2018, the Company early-adopted Principle-Based Reserves (PBR) on its 2017 CSO Mortality insurance products. These products include term policies sold January 1, 2018 and later, and also permanent policies and riders sold October 1, 2019 and later.

(i)	Policy and Contract Claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)	Interest Maintenance Reserve

The IMR represents the deferral of interest-related realized capital gains and losses, net of tax, primarily on fixed maturity investments. These gains and losses are amortized into investment income on a level yield method over the estimated remaining life of the investment sold or called.

(k)	Asset Valuation Reserve

The AVR is a reserve established to offset the potential for credit-related investment realized and unrealized losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

12	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(l)	Federal Income Taxes

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates which impact surplus in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)	Reinsurance

Premiums, commissions, expense reimbursement, and claims related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)	Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)	Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. These assets, net of accumulated depreciation, are included in the other receivables and other assets line item in the accompanying statutory statements of admitted assets, liabilities, and stockholders’ equity. The Company computes depreciation using an accelerated depreciation method (MACRS) for EDP equipment and straight line depreciation method for software.

EDP equipment and operating software assets and accumulated depreciation related to these assets at December 31, 2020 and 2019 were as follows:

	2020	2019
Assets	$15,500,514	17,882,575
Accumulated depreciation	(12,474,230)	(13,638,285)
Net assets	$3,026,284	4,244,290

Depreciation expense related to these assets was $1,845,220 in 2020 and $2,795,246 in 2019.

13	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(p)	Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)	Recently Issued Accounting Pronouncements

In March of 2020 the NAIC adopted revisions to SSAP No. 51R, Life Contracts, SSAP No. 52, Deposit-Type Contracts, and SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, that clarified the liquidity disclosures for withdrawal characteristics for life and deposit-type contracts. These revisions were effective year-end 2020 and did not have a significant impact on the financial statements of the Company.

(r)	Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation. These reclassifications have no impact on stockholders’ equity or net earnings.

(s)	Considerations and Impacts due to COVID-19

On March 11, 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19), as a global pandemic, which has led to adverse impacts on the U.S. and global economies and has impacted the Company’s operations. As a life insurance company, the Company was deemed to be an “essential business”, and has been able to continue operations in the home office location. As of December 31, 2020, the Company has received notice of 484 presumptive COVID-19 related death claims totaling $34.4 million gross ($29.5 million net of reinsurance). From a financial standpoint, common stock portfolio values fell sharply in the first quarter of 2020 but recovered and surpassed their December 31, 2019 values as of December 31, 2020. There were $36.2 million in impairments and $51.3 million in realized losses incurred on the common stock and bond portfolios as of December 31, 2020. The mortgage loan formal payment relief program that was implemented in the first quarter of 2020 has worked well and there were no delinquencies at December 31, 2020. The primary component of the program is that the Company has provided a forbearance agreement with the eligible mortgagors to allow interest-only payments for 6 months, after which payments will resume as normal, but with new amortization schedules. As a result, the Company received all interest income due under the mortgage loan agreements. Cases that require further alterations beyond 2020 will be handled on a case-by-case basis. Provisions were made early on in 2020 to increase the already strong liquidity position, and the surplus position remains very strong. Life insurance sales were negatively impacted through May, 2020 but since then have made a strong recovery. The Company remains well-positioned to continue handling the COVID-19 event during 2021.

14	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(t)	Subsequent Events

At its regularly scheduled meeting on February 16, 2021, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $16.7 million paid on February 17, 2021 to the ten shareholders of record at February 16, 2021. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

The Company has evaluated all other subsequent events through April 23, 2021, the date the financial statements were available to be issued.

15	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(2)	Investments

(a)	Admitted Bonds and Preferred and Common Stocks

At December 31, 2020 and 2019, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2020:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$266,280,740	17,706,568	(158,946)	283,828,362
Mortgage-backed
securities:
U.S. government	441,807,563	35,119,598	(1,351,159)	475,576,002
Special revenue	913,894,092	72,124,291	(647,350)	985,371,033
Industrial and miscellaneous	715,780,045	40,561,250	(12,261,475)	744,079,820
Corporate and other securities:
Special revenue	1,134,159,611	112,496,873	(447,688)	1,246,208,796
Industrial and miscellaneous	6,797,976,487	750,201,372	(18,040,817)	7,530,137,042
Hybrid securities	9,261,370	4,400,622	—	13,661,992
Total bonds	$10,279,159,908	1,032,610,574	(32,907,435)	11,278,863,047
Preferred stocks	$18,592,287	2,924,839	—	21,517,126
Common stocks	560,868,690	209,900,417	(12,499,377)	758,269,730
Total stocks	$579,460,977	212,825,256	(12,499,377)	779,786,856

16	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2019:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$372,173,370	11,687,203	(13,777)	383,846,796
Mortgage-backed securities:
U.S. government	405,223,580	16,549,659	(1,403,177)	420,370,062
Special revenue	1,069,480,759	60,867,458	(424,693)	1,129,923,524
Industrial and miscellaneous	703,307,985	32,552,021	(3,553,899)	732,306,107
Corporate and other securities:
Special revenue	962,402,742	65,747,380	(305,750)	1,027,844,372
Industrial and miscellaneous	6,514,899,741	422,366,728	(10,964,240)	6,926,302,229
Hybrid securities	9,266,250	3,130,751	—	12,397,001
Total bonds	$10,036,754,427	612,901,200	(16,665,536)	10,632,990,091
Preferred stocks	$4,000,000	1,446,666	—	5,446,666
Common stocks	712,901,930	124,427,176	(19,099,150)	818,229,956
Total stocks	$716,901,930	125,873,842	(19,099,150)	823,676,622

17	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2020 and 2019 were as follows:

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2020	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$15,128,906	(158,946)	—	—	15,128,906	(158,946)
Mortgage-backed securities	219,280,706	(12,094,839)	87,218,263	(2,165,145)	306,498,969	(14,259,984)
Corporate and other securities	373,512,126	(17,506,484)	31,795,947	(982,021)	405,308,073	(18,488,505)
Total bonds	$607,921,738	(29,760,269)	119,014,210	(3,147,166)	726,935,948	(32,907,435)
Common stocks	$41,371,442	(1,625,440)	87,708,138	(10,873,937)	129,079,580	(12,499,377)
Total stocks	$41,371,442	(1,625,440)	87,708,138	(10,873,937)	129,079,580	(12,499,377)

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2019	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies:
U.S. government	$—	—	1,286,624	(13,777)	1,286,624	(13,777)
Mortgage-backed securities	173,396,060	(2,652,456)	110,770,868	(2,729,313)	284,166,928	(5,381,769)
Corporate and other securities	194,841,269	(7,031,467)	109,046,951	(4,238,523)	303,888,220	(11,269,990)
Total bonds	$368,237,329	(9,683,923)	221,104,443	(6,981,613)	589,341,772	(16,665,536)
Common stocks	$90,884,166	(7,936,385)	120,344,083	(11,162,765)	211,228,249	(19,099,150)
Total stocks	$90,884,166	(7,936,385)	120,344,083	(11,162,765)	211,228,249	(19,099,150)

Unrealized losses on bonds held less than 12 months increased compared to 2019 due to interest rate volatility in 2020. Bonds purchased in early 2020 at low interest rates suffered declines in market values as interest rates rose throughout the year. There was no material difference in unrealized losses for bonds held greater than 12 months compared to the prior year.

18	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

For common stocks, the unrealized losses for stocks held less than 12 months decreased primarily due to strong equity markets in 2020. For unrealized losses for stocks held longer than 12 months, unrealized losses did not see a material change year-over-year.

The securities comprising assets with unrealized losses were reviewed in accordance with the Company’s impairment policy as described in note 1(f) and were deemed not to be other-than-temporarily impaired.

Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information. Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is reasonably possible that changes in risks in the near term could result in other-than-temporary impairments recorded in the statutory statements of earnings.

The scheduled maturity distribution of the long-term bond portfolio at December 31, 2020 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/adjusted	Estimated
	carry value	fair value
Due in one year or less	$490,555,976	496,753,868
Due after one year through five years	2,519,926,745	2,728,222,914
Due after five years through ten years	3,436,453,729	3,855,286,510
Due after ten years	1,757,243,644	1,979,910,914
	8,204,180,094	9,060,174,206
Mortgage-backed and hybrid securities	2,079,108,050	2,218,688,841
	$10,283,288,144	11,278,863,047

The Company owns certain assets which are considered to be restricted or not under the Company’s exclusive control. As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders. In addition, the Company owns common stock shares of Federal Home Loan Bank (FHLB) which enables the Company, as a member, to borrow funds for future investment strategies and for other liquidity needs. The Company also has pledged assets as collateral to the FHLB for the purpose of backing funding agreements and notes payable.

19	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

At December 31, 2020 and 2019, the restricted assets of the Company were as follows:

	2020		2019
	Book/adjusted	Fair	Book/adjusted	Fair
	carry value	value	carry value	value
On deposit with states	$7,653,505	7,520,050	8,729,813	9,006,202
Other restricted assets	10,936,465	10,936,465	10,905,528	10,905,528
FHLB – Membership stock	5,892,400	5,892,400	5,714,400	5,714,400
FHLB – Activity stock	7,400,500	7,400,500	5,842,500	5,842,500
FHLB – Excess stock	117,000	117,000	1,663,800	1,663,800
Pledged as collateral to FHLB	254,159,014	276,293,355	152,549,093	153,893,280
Total restricted assets	$286,158,884	308,159,770	185,405,134	187,025,710
Maximum pledged as collateral to FHLB during reporting period	$254,159,014	276,293,355	152,549,093	153,893,280

The credit quality of the long-term bond portfolio at December 31, 2020 and 2019 follows. The quality ratings represent NAIC designations.

	2020		2019
	Book/adjusted		Book/adjusted
	carry value	Percentage	carry value	Percentage
Class 1 – highest quality	$5,765,257,230	56.1%	$6,027,249,326	60.1%
Class 2 – high quality	3,933,399,721	38.2	3,648,497,971	36.3
Class 3 – medium quality	456,338,330	4.4	206,274,999	2.1
Class 4 – low quality	77,718,405	0.8	78,796,637	0.8
Class 5 – lower quality	26,295,852	0.3	43,926,686	0.4
Class 6 – in or near default	24,278,606	0.2	33,886,462	0.3
	$10,283,288,144	100.0%	$10,038,632,081	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the U.S. government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

20	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(b)	Mortgage Loans

At December 31, 2020 and 2019, the Company’s mortgage loan portfolio consisted of the following:

	2020	2019
Commercial	$1,928,524,460	1,875,334,803
Residential	2,382,724	2,501,277
Total	$1,930,907,184	1,877,836,080
Average loan balance	$3,800,998	3,674,826

At December 31, 2020 and 2019, the Company had the following percentage of mortgage loans with underlying collateral located in the following states that were greater than 10% of the total:

	2020	2019
Exposure in California	17.40%	16.80%
Exposure in Florida	13.90	14.70

The Company maintains a mortgage loan portfolio that consists of first lien mortgage loans. The commercial loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties. The commercial mortgage loans have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans.

The minimum and maximum interest rates on mortgage loans originated during 2020 and 2019 were as follows:

	2020	2019
Maximum interest rate	4.03%	4.68%
Minimum interest rate	2.00	3.03

As of December 31, 2020, all of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days.

21	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(c)	Net Investment Income

For the years ended December 31, 2020 and 2019, the sources of investment income of the Company were as follows:

	2020	2019
Bonds	$423,716,008	418,931,919
Preferred and common stocks	20,407,577	28,630,895
Mortgage loans	74,532,109	73,968,245
Policy loans	41,569,180	40,253,389
Cash, cash equivalents and short-term investments	738,459	1,915,840
Other	41,176,937	40,537,570
Gross investment income	602,140,270	604,237,858
Amortization of interest maintenance reserve	(1,837,432)	(2,111,440)
Investment expenses	(21,485,075)	(21,139,855)
Net investment income	$578,817,763	580,986,563

(d)	Investment Gains and Losses

For the year ended December 31, 2020 and 2019, the proceeds, gross gains and gross losses from sales, calls, and other disposals on bonds, common stocks, and preferred stocks were as follows:

	Proceeds		Gross gains		Gross losses
	2020	2019	2020	2019	2020	2019
Bonds :
Sales	$283,654,142	202,785,890	12,563,176	1,629,351	7,506,254	5,907,753
Calls	359,873,690	248,572,410	402,941	317,762	159,559	—
Other disposals	786,449,049	829,539,657	—	—	—	—
Totals	$1,429,976,881	1,280,897,957	12,966,117	1,947,113	7,665,813	5,907,753
Common stock:
Sales	$261,468,980	228,728,855	37,343,121	31,066,717	43,252,890	7,023,078
Tax free exchange	—	8,810,068	—	—	—	—
Other disposals	—	9,182,835	—	—	—	—
Totals	$261,468,980	246,721,758	37,343,121	31,066,717	43,252,890	7,023,078
Preferred stock:
Sales	$—	—	—	—	—	—
Calls	—	—	—	—	—	—
Other disposals	—	62,100	—	—	—	—
Totals	$—	62,100	—	—	—	—

22	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(e)	Other-than-temporary impairment (OTTI)

The total other-than-temporary impairment loss recognized in 2020 and 2019 was as follows:

	2020	2019
Bonds	$19,412,134	839,416
Common stocks	11,890,729	2,411,388
Preferred stocks	—	—
Mortgage loans	—	699,326
Limited partnerships	4,860,713	10,476,730
Total	$36,163,576	14,426,860

23	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(3)	Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 ½% to 4 ½%, the 1980 CSO tables assuming interest rates ranging from 4% to 5%, the 2001 CSO tables assuming interest rates of 3% to 4%, and the 2017 CSO tables assuming interest rates of 3 ½% to 4 ½%. Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 3% to 8%, and the 2012 IAR tables with interest rates ranging from 1 ½% to 4 ½%. As of December 31, 2020 and 2019, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2020	2019
Individual life:
Traditional	$5,892,264,264	5,482,521,864
Universal	910,123,188	944,472,817
Total individual life	6,802,387,452	6,426,994,681
Group life	8,915,192	8,589,345
Total life	6,811,302,644	6,435,584,026
Annuities:
Individual:
Immediate	125,629,843	124,684,632
Deferred	2,951,575,847	3,068,779,274
Total individual annuities	3,077,205,690	3,193,463,906
Group annuities	45,845,345	44,182,927
Total annuities	3,123,051,035	3,237,646,833
Individual supplementary contracts with life contingencies	258,550,558	246,311,994
Other	289,497,237	331,785,000

Accident and health:
Active life – Individual	119,848,116	120,796,547
Active life – Group	1,554	971,723
Claim reserve – Individual	25,835,490	25,904,225
Claim reserve – Group	8,413,815	7,936,072
Total accident and health aggregate reserves	154,098,975	155,608,567
Supplementary contracts without life contingencies	121,414,948	116,311,555
Total aggregate reserves	$10,757,915,397	10,523,247,975

24	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds as of December 31, 2020, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender
charge of 5% or more	42,185,989	—	—	42,185,989	1.263
(c) At fair value	—	—	5,689,915	5,689,915	0.170
(d) Total with market value adjustment
or at fair value (Total of a through c)	42,185,989	—	5,689,915	47,875,904	1.433
(e) At book value without adjustment
(minimal or no charge or adjustment)	2,909,389,859	—	—	2,909,389,859	87.070
2. Not subject to discretionary withdrawal	384,180,403	—	—	384,180,403	11.497
3. Total (gross: direct + assumed)	3,335,756,251	—	5,689,915	3,341,446,166	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$3,335,756,251	—	5,689,915	3,341,446,166
6. Amount in A(1)b that will move to A(1)e
next year	$42,185,989	—	—	42,185,989

25	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$5,804,601	—	—	5,804,601	12.661%
(b) At book value less current surrender
charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment
or at fair value (Total of a through c)	5,804,601	—	—	5,804,601	12.661
(e) At book value without adjustment
(minimal or no charge or adjustment)	39,092,474	—	—	39,092,474	85.270
2. Not subject to discretionary withdrawal	948,270	—	—	948,270	2.068
3. Total (gross: direct + assumed)	45,845,345	—	—	45,845,345	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$45,845,345	—	—	45,845,345
6. Amount in A(1)b that will move to A(1)e
next year	$—	—	—	—

26	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$512,009,129	—	—	512,009,129	57.822%
(b) At book value less current surrender
charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment
or at fair value (Total of a through c)	512,009,129	—	—	512,009,129	57.822
(e) At book value without adjustment
(minimal or no charge or adjustment)	371,847,701	—	—	371,847,701	41.994
2. Not subject to discretionary withdrawal	1,627,539	—	—	1,627,539	0.184
3. Total (gross: direct + assumed)	885,484,369	—	—	885,484,369	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$885,484,369	—	—	885,484,369
6. Amount in A(1)b that will move to A(1)e
next year	$—	—	—	—

27	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2020 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$3,123,051,037
2. Exhibit 5, supplementary contracts with life contingencies section,
total (net)	258,550,559
3. Exhibit of deposit-type contracts, line 14, column 1	885,484,369
4. Subtotal	4,267,085,965
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	5,689,915
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	5,689,915
12. Combined total	$4,272,775,880

28	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Withdrawal characteristics of life actuarial reserves as of December 31, 2020, were as follows:

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary
withdrawal:
(1) Term policies with
cash value	$—	—	—	—	—	—
(2) Universal life	905,579,208	904,262,960	909,120,497	—	—	—
(3) Universal life with
secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with
secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash
value life insurance	—	4,283,188,602	4,809,857,799	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	2,107,916	2,107,916	2,126,469	3,140,091	3,140,091	3,140,091
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary
withdrawal:
(1) Term policies without cash
value	XXX	XXX	1,192,440,742	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	793,157	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	16,059,098	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	74,114,502	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	200,332,155	XXX	XXX	—
C. Total (gross: direct +
assumed)	907,687,124	5,189,559,478	7,204,844,419	3,140,091	3,140,091	3,140,091
D. Reinsurance ceded	—	—	104,044,539	—	—	—
E. Total (net) (C) – (D)	$907,687,124	5,189,559,478	7,100,799,880	3,140,091	3,140,091	3,140,091

29	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

A reconciliation of life actuarial reserves as of December 31, 2020 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$6,811,302,644
(2) Exhibit 5, accidental death benefits section, total (net)	793,157
(3) Exhibit 5, disability – active lives section, total (net)	16,059,097
(4) Exhibit 5, disability – disabled lives section, total (net)	72,373,348
(5) Miscellaneous reserves section, total (net)	200,271,634
(6) Subtotal	7,100,799,880
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,140,091
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,140,091
(11) Combined total (6 and 10)	$7,103,939,971

30	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds as of December 31, 2019, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	— %
(b) At book value less current surrender
charge of 5% or more	44,496,444	—	—	44,496,444	1.291
(c) At fair value	—	—	7,108,031	7,108,031	0.206
(d) Total with market value adjustment
or at fair value (Total of a through c)	44,496,444	—	7,108,031	51,604,475	1.497
(e) At book value without adjustment
(minimal or no charge or adjustment)	3,024,282,830	—	—	3,024,282,830	87.740
2. Not subject to discretionary withdrawal	370,996,627	—	—	370,996,627	10.763
3. Total (gross: direct + assumed)	3,439,775,901	—	7,108,031	3,446,883,932	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$3,439,775,901	—	7,108,031	3,446,883,932
6. Amount in A(1)b that will move to A(1)e
next year	$44,496,444	—	—	44,496,444

31	(Continued)

sOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$5,628,433	—	—	5,628,433	12.739%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	5,628,433	—	—	5,628,433	12.739
(e) At book value without adjustment (minimal or no charge or adjustment)	37,517,927	—	—	37,517,927	84.915
2. Not subject to discretionary withdrawal	1,036,567	—	—	1,036,567	2.346
3. Total (gross: direct + assumed)	44,182,927	—	—	44,182,927	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$44,182,927	—	—	44,182,927
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

32	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$520,032,803	—	—	520,032,803	58.046%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	520,032,803	—	—	520,032,803	58.046
(e) At book value without adjustment (minimal or no charge or adjustment)	373,893,634	—	—	373,893,634	41.734
2. Not subject to discretionary withdrawal	1,977,215	—	—	1,977,215	0.221
3. Total (gross: direct + assumed)	895,903,652	—	—	895,903,652	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$895,903,652	—	—	895,903,652
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

33	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2019 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$3,237,646,833
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	246,311,994
3. Exhibit of deposit-type contracts, line 14, column 1	895,903,652
4. Subtotal	4,379,862,479
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	7,108,031
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	7,108,031
12. Combined total	$4,386,970,510

34	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Withdrawal characteristics of life actuarial reserves as of December 31, 2019, were as follows:

	General Account			Separate Account
	Account			Account
	Value	Cash Value	Reserve	Value	Cash Value	Reserve
A. Subject to discretionary
withdrawal:
(1) Term Policies with Cash Value	$—	—	—	—	—	—
(2) Universal Life	939,947,507	37,889,087	942,995,222	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	4,056,860,776	4,555,192,927	—	—	—
(8) Variable Life	—	—	—	—	—	—
(9) Variable Universal Life	2,617,464	2,617,464	2,636,404	2,984,466	2,984,466	2,984,466
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term Policies without Cash Value	xxx	xxx	1,029,734,513	xxx	xxx	—
(2) Accidental Death Benefits	xxx	xxx	871,775	xxx	xxx	—
(3) Disability – Active Lives	xxx	xxx	15,438,467	xxx	xxx	—
(4) Disability – Disabled Lives	xxx	xxx	76,383,284	xxx	xxx	—
(5) Miscellaneous Reserves	xxx	xxx	240,923,825	xxx	xxx	—
C. Total (gross: direct + assumed)	942,564,971	4,097,367,327	6,864,176,417	2,984,466	2,984,466	2,984,466
D. Reinsurance ceded	—	—	96,807,388	—	—	—
E. Total (net) (C) – (D)	$942,564,971	4,097,367,327	6,767,369,029	2,984,466	2,984,466	2,984,466

35	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(4)	Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2020	2019
Balance, January 1	$114,629,929	111,441,798
Less reinsurance recoverables	78,832,677	75,630,937
Net balance, January 1	35,797,252	35,810,861
Incurred related to:
Current year	8,677,606	8,259,150
Prior year	575,601	751,681
Total incurred	9,253,207	9,010,831
Paid related to:
Current year	1,486,010	1,448,508
Prior year	7,777,904	7,575,932
Total paid	9,263,914	9,024,440
Net balance, December 31	35,786,545	35,797,252
Plus reinsurance recoverables	81,265,113	78,832,677
Balance, December 31	$117,051,658	114,629,929

(5)	Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Substantially all of these transactions represent agency-related costs of operations. Agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance and payments for use of the Farm Bureau name and logo. During the years ended December 31, 2020 and 2019, such fees aggregated $28,970,726 and $28,845,806, respectively, and are included in general insurance expenses in the statutory statements of earnings.

At December 31, 2020 and 2019, net amounts due to State and County Farm Bureaus were $1,344,393 and $1,057,518, respectively.

36	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(6)	Advances on Funding Agreements

The Company is a member of the FHLB of Dallas. Through its membership, the Company has participated in prior year funding agreements with the FHLB, the most recent being in 2017. The Company did not have any funding agreements with the FHLB as of December 31, 2020 and 2019. There was no maximum amount of aggregate borrowing on FHLB funding agreements during the reporting periods ended December 31, 2020 and 2019, respectively.

(7)	Notes Payable

As of December 31, 2020, the Company’s liability for borrowed money amounted to $180,500,000 related to borrowings from the FHLB. The debt is fixed-rate/fixed-term with the principal due at maturity and is secured with FHLB eligible collateral (U.S. Treasury Notes and/or Agency Pass-Through). Interest is paid monthly at the contracted rate with total interest expense during 2020 and 2019 of $4,448,448 and $4,070,115, respectively, with $373,653 and $338,083 accrued at December 31, 2020 and 2019, respectively. There are no scheduled payments with the balloon payments due at maturity and no sinking fund requirements. Further details as of December 31, 2020 and 2019 are presented below:

	Face	Carrying	Rate of	Maturity
Date of issue	amount	value	interest	date
03/29/2018	$40,000,000	40,000,000	3.00%	12/29/2023
04/27/2018	40,000,000	40,000,000	2.94	02/28/2022
08/10/2018	22,500,000	22,500,000	2.92	04/15/2021
03/16/2020	38,000,000	38,000,000	1.82	03/16/2026
05/29/2020	40,000,000	40,000,000	1.90	06/01/2027
	$180,500,000	180,500,000

The Company has determined the estimated maximum borrowing capacity as $429,064,625 at December 31, 2020 compared to $407,966,994 at December 31, 2019. The Company has calculated this amount as 15% of unassigned surplus. The Company does not have any repurchase agreements as of December 31, 2020.

The aggregate maturities of debt for each of the five years subsequent to December 31, 2020 are as follows:

2021	$22,500,000
2022	40,000,000
2023	40,000,000
2024	—
2025	—

37	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(8)	Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and postretirement benefit plans. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service. The Company applies SSAP No. 102, Accounting for Pensions, a Replacement of SSAP No. 89, and SSAP No. 92, Accounting for Postretirement Benefits Other than Pensions, A Replacement of SSAP No. 14.

(a)	Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits. Beginning with the 2012 plan year, the Company adopted the provisions of the Moving Ahead for Progress in the 21st Century Act. In 2014, these provisions were subsequently extended under the Highway and Transportation Funding Act. The assumed interest rates for funding are based on the 24-month average segment rates with a 25-year average interest rate corridor on each segment.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions on the following page), and the net assets available for benefits as of December 31, 2020 and 2019 follow:

	2020	2019
Change in plan assets:
Fair value of plan assets at January 1	$261,388,707	208,994,553
Actual return on plan assets	34,488,671	51,060,011
Employer contributions	11,500,000	11,000,000
Benefits paid and transfers	(12,414,304)	(9,665,857)
Fair value of plan assets at December 31	$294,963,074	261,388,707
Change in projected benefit obligation:
Benefit obligation at January 1	$247,567,819	211,024,053
Service cost	9,489,055	8,115,401
Interest cost	7,887,295	8,866,673
Actuarial loss (gain)	34,176,052	29,227,549
Benefits paid and transfers	(12,414,304)	(9,665,857)
Benefit obligation at December 31	$286,705,917	247,567,819
Funded status:
Unrecognized actuarial loss	$(56,876,611)	(42,517,975)
Transition obligation	—	(217,153)
Prepaid benefit cost	65,133,768	56,556,016
Over (Under) funded status	$8,257,157	13,820,888

38	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The accumulated benefit obligation for the pension plan was $228,608,787 and $197,803,858 at December 31, 2020 and 2019, respectively.

The projected unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2020 and 2019 were as follows:

	2020	2019
Components of pension cost:
Service cost	$9,489,055	8,115,401
Interest cost	7,887,295	8,866,673
Expected return on plan assets	(16,054,625)	(12,685,583)
Amortization of transition obligation liability	217,153	217,153
Recognized actuarial loss	1,383,370	2,618,890
Net periodic benefit cost	$2,922,248	7,132,534

	2020		2019
Actuarial assumptions as of December 31:
Discount rate	2.63%		3.28%
Expected return on plan assets	5.93		6.25
Rate of compensation increase	5.00		5.00
Mortality table	Pri-2012 using		Pri-2012 using
	scale		scale
	MP2020		MP2019
Postretirement lump sum/annuity purchase assumptions	IRS Mortality		IRS Mortality
	and Interest		and Interest
	Table for		Table for
	Section		Section
	417	(e)(3)	417	(e)(3)

39	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(i)	Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was as follows:

	2020	2019
Asset category:
Cash and cash equivalents	1%	2%
Debt securities	34	33
Common stock mutual funds	41	58
Real estate	11	7
Other	13	—
Total	100%	100%

Plan assets for the defined benefit plan are a diversified mix of traditional asset classes. Investments in U.S. and foreign equity securities, fixed income securities, and cash are made to maximize long-term returns while recognizing the need for adequate liquidity to meet on-going benefit and administrative obligations. Risk tolerance of unexpected investment and actuarial outcomes is frequently evaluated by understanding the pension plan’s liability characteristics. This is performed through forecasting and assessing ranges of investment outcomes over short and long-term horizons and by assessing the Company’s financial condition and its future potential obligations from both the pension and general corporate requirements. A comprehensive asset/liability study was conducted in 2017 by Towers Watson. Equity investments, both active and passively managed, are used primarily to increase overall plan returns. Fixed income investments provide diversification benefits and liability hedging attributes that are desirable, especially in falling interest rate environments.

Asset allocations and investment performance are formally reviewed quarterly by the Pension Committee. The Pension Committee of the Company has delegated authority to the Pension Investment Committee to provide oversight and supervision with respect to the investment and management of the assets in the Plan.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. It is estimated based on many factors including the expected forecast for inflation, risk premiums for each asset class, expected asset allocation, current and future financial market conditions, and diversification and rebalancing strategies. Historical return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonableness and appropriateness. Each year the Pension Committee meets with the enrolled actuary to review all actuarial assumptions.

40	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The fair value of the Company’s pension plan assets at December 31, 2020 and 2019, by asset category classified using the fair value measurement hierarchy, as well as assets measured at NAV as a practical expedient, are shown in the table below. See note 14, Fair Value Measurements, for fair value hierarchy level definitions.

	2020
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	1,866,997	—	—	1,866,997
Equity funds	—	122,352,166	—	—	122,352,166
Fixed income:
Fixed income funds	—	82,248,425	—	—	82,248,425
U.S. government bonds
and agencies	—	19,053,761	—	—	19,053,761
Real estate:
Real estate funds	—	—	—	29,890,392	29,890,392
Limited partnerships	—	—	—	1,353,155	1,353,155
Hedge funds	—	—	—	38,198,178	38,198,178
Total pension
plan assets	$—	225,521,349	—	69,441,725	294,963,074

	2019
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$5,189,146	1,043,047	—	—	6,232,193
Equity funds	—	152,004,272	—	—	152,004,272
Fixed income:
Fixed income funds	—	64,936,575	—	—	64,936,575
U.S. government bonds
and agencies	—	20,685,471	—	—	20,685,471
Real estate:			—	—
Real estate funds	—	—	—	16,055,185	16,055,185
Limited partnerships	—	—	1,475,011	—	1,475,011
Total pension
plan assets	$5,189,146	238,669,365	1,475,011	16,055,185	261,388,707

*	Real estate funds are reported at the NAV as determined by the investment manager, which is used as a practical expedient to estimate the fair value. Real estate fund redemptions may be made quarterly via redemption request, giving a 45 day notice, and subject to certain restrictions.

41	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(ii)	Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2021, the Company expects to contribute $10,000,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

(iii)	Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit
payments
Year:
2021	$16,379,814
2022	15,874,833
2023	16,040,289
2024	15,976,938
2025	15,805,050
2026–2030	74,614,308

(b)	Defined Contribution Plan

The Company has adopted a 401(k) Plan for the benefit of its eligible employees. Participants may defer up to 50% of their annual salary on a tax deferred basis. However, total deferral in any taxable year may not exceed a dollar limit which is set by law. The Company currently matches the deferred contributions up to 4%. Assets are maintained in a separate trust and are not part of Company assets. The cost of the plan to the Company was $1,732,971 and $1,664,255 in 2020 and 2019, respectively. The fair value of plan assets was $108,887,080 and $95,805,789 in 2020 and 2019, respectively.

(c)	Postretirement Benefit Plans

The Company currently offers life and health insurance benefits to retired employees. Employees are eligible for life insurance coverage if they retire on or after age 65 or retire early with 15 years of service. Life insurance benefits are generally set at a fixed amount. Employees are eligible for postretirement health coverage based on age and service requirements. Prior to Medicare eligibility, the Company will pay a portion of the monthly health insurance premium for the retiree and eligible spouse. For retired employees that are eligible for Medicare, the Company will reimburse premiums in individual Health Retirement Accounts up to a maximum monthly amount. The Company paid $642,585 and $700,656 in premiums on behalf of retired employees in 2020 and 2019, respectively.

42	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The projected benefit obligation for the Company’s employee medical payments and life insurance postretirement benefit plans, none of which have been funded, is shown in the table below. Also provided is the funded status and components of the benefit expense, as determined by consulting actuaries:

	2020	2019
Change in projected benefit obligation:
Benefit obligation at January 1	$38,779,392	31,058,317
Service cost	1,166,929	829,428
Interest cost	1,278,396	1,331,600
Actuarial loss (gain)	2,540,743	6,260,703
Benefits paid	(642,585)	(700,656)
Benefit obligation at December 31	$43,122,875	38,779,392
Funded status:
Unrecognized prior service credit	$11,186,884	12,527,389
Unrecognized actuarial loss	(17,061,824)	(15,293,265)
Accrued liability	(37,247,935)	(36,013,516)
Under funded status	$(43,122,875)	(38,779,392)

	2020	2019
Components of postretirement benefit expense:
Service cost	$1,166,929	829,428
Interest cost	1,278,396	1,331,600
Amortization of prior service credit	(1,340,505)	(1,340,505)
Amortization of net actuarial loss	772,184	490,351
Postretirement benefit expense	$1,877,004	1,310,874

The postretirement benefit expense is included in the accompanying statutory statements of earnings as general insurance expenses.

The discount rate used in determining the accumulated postretirement benefit obligation was 2.75% and 3.35% in 2020 and 2019, respectively. The healthcare cost trend rate for 2020 expense was 7.4% graded to 4.50% for 2027 and beyond for employees under age 65. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 7.10% for 2020 graded to 4.50% in 2027 and beyond for employees under age 65.

Additionally, the Company has other unfunded, defined, postretirement benefit and deferred compensation plans (other postretirement benefit plans) for employees and nonemployee directors of the Company. The recorded liability of these plans was $39,711,413 and $37,598,380 at December 31, 2020 and 2019, respectively. The recorded net periodic benefit costs of these plans was $3,381,329 and $3,158,071 during the years ended December 31, 2020 and 2019, respectively.

43	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The expected future contributions and benefit payments for postretirement benefits follow:

	Employee	Employee	Other
	medical	life	postretirement
	payments	insurance	benefits
Year:
2021	$1,100,604	168,597	3,069,371
2022	1,161,099	186,079	3,436,428
2023	1,210,889	203,904	4,369,008
2024	1,296,313	221,423	4,961,876
2025	1,384,644	239,275	4,371,090
2026–2030	7,833,291	1,480,740	13,038,334

Beginning January 1, 2009, prescription drug coverage was eliminated from the postretirement medical benefit plan for Medicare eligible retirees. Medicare eligible retirees are encouraged to sign up for Medicare Part D. The postretirement premium for Medicare eligible retirees was reduced appropriately. The gross benefit payments for all retirees (including prescription drug benefits) paid in fiscal 2020 and fiscal 2019 was $1,133,875 and $780,868, respectively. The gross amount of the subsidy receipts received in fiscal 2020 and expected to be received in fiscal 2021 are $0 and $0, respectively.

44	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(9)	Federal Income Taxes

The net deferred tax asset at December 31, 2020 and 2019, and the change is comprised of the following components:

	2020
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$288,395,112	17,074,514	305,469,626
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	288,395,112	17,074,514	305,469,626
(d) Deferred tax assets nonadmitted	78,773,692	—	78,773,692
(e) Subtotal net admitted deferred tax asset	209,621,420	17,074,514	226,695,934
(f) Deferred tax liabilities	95,016,021	72,104,496	167,120,517
(g) Net admitted deferred tax asset (net deferred tax liability)	$114,605,399	(55,029,982)	59,575,417

	2019
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$281,530,539	19,444,751	300,975,290
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	281,530,539	19,444,751	300,975,290
(d) Deferred tax assets nonadmitted	97,137,632	—	97,137,632
(e) Subtotal net admitted deferred tax asset	184,392,907	19,444,751	203,837,658
(f) Deferred tax liabilities	93,622,876	45,098,722	138,721,598
(g) Net admitted deferred tax asset (net deferred tax liability)	$90,770,031	(25,653,971)	65,116,060

45	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

	Change
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$6,864,573	(2,370,237)	4,494,336
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	6,864,573	(2,370,237)	4,494,336
(d) Deferred tax assets nonadmitted	(18,363,940)	—	(18,363,940)
(e) Subtotal net admitted deferred tax asset	25,228,513	(2,370,237)	22,858,276
(f) Deferred tax liabilities	1,393,145	27,005,774	28,398,919
(g) Net admitted deferred tax asset (net deferred tax liability)	$23,835,368	(29,376,011)	(5,540,643)

Management has reviewed whether a valuation allowance is needed on its gross deferred tax assets reported above. Management believes that for years 2021–2023, it is more likely than not that the results of operations will generate sufficient ordinary taxable income to realize its deferred tax assets on noncapital items. Sufficient ordinary taxable income is also projected beyond 2023 to substantiate the ordinary deferred tax assets likely to be realized in those periods. For capital items, the Company has adequate capital gains available in its invested assets portfolio to allow for the realization of capital deferred tax assets. The Company has also historically generated significant capital gains that could be used for future capital loss carrybacks arising from the realization of deferred tax assets.

46	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101 for 2020 and 2019, and the change is comprised of the following components:

	2020
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,888,556	1,888,556
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	57,686,861	—	57,686,861
i. Adjusted gross DTAs expected to be realized following the balance sheet date	57,686,861	—	57,686,861
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	419,959,369
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	151,934,559	15,185,958	167,120,517
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$209,621,420	17,074,514	226,695,934

	2019
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,129,054	1,129,054
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	63,987,006	—	63,987,006
i. Adjusted gross DTAs expected to be realized following the balance sheet date	63,987,006	—	63,987,006
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	397,847,941
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	120,405,901	18,315,697	138,721,598
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$184,392,907	19,444,751	203,837,658

47	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

	Change
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	759,502	759,502
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	(6,300,144)	—	(6,300,144)
i. Adjusted gross DTAs expected to be realized following the balance sheet date	(6,300,144)	—	(6,300,144)
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	22,111,428
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	31,528,658	(3,129,740)	28,398,918
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$25,228,514	(2,370,238)	22,858,276

Ratios used for threshold limitation in SSAP 101, paragraph 11.b.ii:

		2020	2019
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	1,634%	1,774%
(b)	Adjusted capital and surplus used to determine the threshold limitation amount	$2,799,729,128	2,652,319,608

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2020	2019	Change
Total deferred tax assets	$305,469,626	300,975,290	4,494,336
Total deferred tax liabilities	167,120,517	138,721,598	28,398,919
Net deferred tax asset/liability	138,349,109	162,253,692	(23,904,583)
Tax effect of unrealized gains/(losses)	(68,215,416)	(41,539,458)	(26,675,958)
Change in net deferred income tax (without tax on unrealized gains and losses)	$206,564,525	203,793,150	2,771,375

48	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The main components of deferred taxes as of December 31, 2020 and 2019 and changes are as follows:

	2020
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$190,869,974	—	190,869,974
Deferred acquisition costs	69,689,404	—	69,689,404
Partnerships	—	11,708,845	11,708,845
Policyholder dividends	5,395,815	—	5,395,815
Other employee benefits	19,648,655	—	19,648,655
Pension accrual	—	—	—
Asset impairments	—	4,484,494	4,484,494
Nonadmitted assets	2,344,310	615,709	2,960,019
Other	446,954	265,466	712,420
Total deferred tax assets	288,395,112	17,074,514	305,469,626
Nonadmitted deferred tax assets	(78,773,692)	—	(78,773,692)
Admitted deferred tax assets	209,621,420	17,074,514	226,695,934
Deferred tax liabilities:
Premiums deferred and uncollected	(69,823,356)	—	(69,823,356)
Life reserves	(17,936,904)	—	(17,936,904)
Accrual of discount on bonds	(5,082,700)	—	(5,082,700)
Asset conversions	—	(2,537,096)	(2,537,096)
Depreciation differences	(2,062,936)	—	(2,062,936)
Unrealized investment gains	—	(68,215,415)	(68,215,415)
Other	(110,125)	(1,351,985)	(1,462,110)
Total deferred tax liabilities	(95,016,021)	(72,104,496)	(167,120,517)
Net admitted deferred tax assets	$114,605,399	(55,029,982)	59,575,417

49	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

	2019
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$187,135,703	—	187,135,703
Deferred acquisition costs	64,715,918	—	64,715,918
Partnerships	—	14,006,123	14,006,123
Policyholder dividends	5,821,374	—	5,821,374
Other employee benefits	19,006,307	—	19,006,307
Pension accrual	—	—	—
Asset impairments	—	4,388,882	4,388,882
Nonadmitted assets	4,027,897	776,125	4,804,022
Other	823,340	273,621	1,096,961
Total deferred tax assets	281,530,539	19,444,751	300,975,290
Nonadmitted deferred tax assets	(97,137,632)	—	(97,137,632)
Admitted deferred tax assets	184,392,907	19,444,751	203,837,658
Deferred tax liabilities:
Premiums deferred and uncollected	(64,773,068)	—	(64,773,068)
Life reserves	(21,524,284)	—	(21,524,284)
Accrual of discount on bonds	(5,011,544)	—	(5,011,544)
Asset conversions	—	(2,065,172)	(2,065,172)
Depreciation differences	(2,202,652)	—	(2,202,652)
Unrealized investment gains	—	(41,539,458)	(41,539,458)
Other	(111,328)	(1,494,092)	(1,605,420)
Total deferred tax liabilities	(93,622,876)	(45,098,722)	(138,721,598)
Net admitted deferred tax assets	$90,770,031	(25,653,971)	65,116,060

50	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

	Change
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$3,734,271	—	3,734,271
Deferred acquisition costs	4,973,486	—	4,973,486
Partnerships	—	(2,297,278)	(2,297,278)
Policyholder dividends	(425,559)	—	(425,559)
Other employee benefits	642,348	—	642,348
Pension accrual	—	—	—
Asset impairments	—	95,612	95,612
Nonadmitted assets	(1,683,587)	(160,416)	(1,844,003)
Other	(376,386)	(8,155)	(384,541)
Total deferred tax assets	6,864,573	(2,370,237)	4,494,336
Nonadmitted deferred tax assets	18,363,940	—	18,363,940
Admitted deferred tax assets	25,228,513	(2,370,237)	22,858,276
Deferred tax liabilities:
Premiums deferred and uncollected	(5,050,288)	—	(5,050,288)
Life reserves	3,587,380	—	3,587,380
Accrual of discount on bonds	(71,156)	—	(71,156)
Asset conversions	—	(471,924)	(471,924)
Depreciation differences	139,716	—	139,716
Unrealized investment gains	—	(26,675,958)	(26,675,958)
Other	1,203	142,108	143,311
Total deferred tax liabilities	(1,393,145)	(27,005,774)	(28,398,919)
Net admitted deferred tax assets (liabilities)	$23,835,368	(29,376,011)	(5,540,643)

As of December 31, 2020 and 2019, there were no tax credit carryforwards or operating losses available for tax purposes.

51	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The differences between income tax expense on the statutory statements of earnings and the amounts completed by applying the federal income tax rate to earnings before federal income taxes are listed below.

	2020		2019
	Amount	Percentage	Amount	Percentage
Current income taxes incurred:
Operations	$4,970,000	6.0%	$14,230,000	8.8%
Realized investment gains (losses)	(2,389,775)	(2.9)	5,238,547	3.3
Current income taxes incurred	2,580,225	3.1	19,468,547	12.1
Change in deferred income tax
(without tax on unrealized gains and
losses):	(2,771,375)	(3.3)	(4,326,846)	(2.7)
Total income tax reported	$(191,150)	(0.2)%	$15,141,701	9.4%
Income taxes computed at statutory rate:
Operations	$24,382,051		$30,487,866
Realized investment gains	(6,879,069)		3,533,139
Income tax including capital
gains/losses	17,502,982	21.0%	34,021,005	21.0%
Adjustments to income tax:
Tax-exempt interest	(1,583,600)	(1.9)	(1,115,574)	(0.7)
Dividends received deduction	(484,456)	(0.6)	(541,275)	(0.3)
Amortization of IMR	385,861	0.5	443,402	0.3
Nondeductible expenses	329,159	0.4	1,744,362	1.1
Foreign tax withheld	63,000	0.1	84,000	0.1
Adjustment of prior year’s income taxes:
Under/(over) accrual of PY taxes	(1,335,785)	(1.6)	213,006	0.1
Investment in bonds	381,179	0.5	(347,729)	(0.2)
Investment in partnerships	(45,016)	(0.1)	(1,549,553)	(1.0)
Adjustment for pension/other benefits	(3,963,176)	(4.8)	444,943	0.3
Nonadmitted assets	1,227,376	1.5	(2,950,493)	(1.8)
Tax credits	(12,668,674)	(15.2)	(15,304,393)	(9.5)
Total Income Tax Reported	$(191,150)	(0.2)%	$15,141,701	9.4%

52	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The Company is subject to the Repatriation Transition Tax (“RTT”) through its investments in limited partnerships. This tax is a one-time transition tax on untaxed foreign earnings of foreign subsidiaries of U.S. companies. Under Section 965 of the Internal Revenue Code, these earnings are deemed to be repatriated. The Company does not anticipate any RTT amounts to be owed for 2020 or future years.

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54, which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, this is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2020 and 2019, the Company recognized an income tax benefit of $6,322 and $17,596, respectively, related to the separate account DRD.

The Company files income tax returns in the U.S. federal jurisdiction and the states of Florida, Louisiana, Mississippi and Montana. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2015. If the Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

As of December 31, 2020 and 2019, the Company had no unrecognized deferred tax liabilities. The Company does not expect that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was signed into legislation which includes business tax provisions that will impact taxes related to 2020 and 2019. Some of the significant changes include reducing the interest expense disallowance for 2020 and 2021, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2020 and 2019, the Company does not expect the impact of the CARES Act on the Company’s financial position or results of operations to be material.

(10)	Commitments

(a)	Litigation

The Company and other parties are involved in various other litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

53	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $33,349 and $21,280 to various state guaranty associations during 2020 and 2019, respectively. The Company has recorded a liability related to guaranty fund assessments of $37,385 and $118,727 at December 31, 2020 and 2019, respectively. These liabilities are included as taxes, other than federal income taxes in the statutory statements of admitted assets, liabilities, and stockholders’ equity. The Company may use the assessments to offset future premium taxes.

(c)	Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $3,720,000 in 2020 and $3,565,000 in 2019. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2020 are not significant.

(d)	Loan and Equity Commitments

The Company has commitments to extend credit and to make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and to make equity investments aggregated approximately $583,000,431 at December 31, 2020.

(11)	Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

54	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

A summary of reinsurance activity, all with unrelated parties, follows:

	2020	2019
At December 31:
Ceded life insurance in force	$40,906,249,801	40,213,695,053
Reserve credits for life insurance	104,044,537	96,807,388
Ceded health insurance in force:
Disability insurance (monthly benefit)	3,071,730	3,343,842
Long-term care insurance (daily benefit)	1,400,428	1,449,216
Reserve credits for health insurance	394,162,585	380,662,165
For the year ended December 31:
Premiums ceded	$51,981,891	51,165,219
Commissions and reinsurance expenses allowances	3,386,997	3,500,284
Claims ceded	60,767,262	44,522,859

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)	Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2020 and 2019.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders. The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus.

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (0.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater. Also, In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.

55	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.

At its regularly scheduled meeting on February 18, 2020, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $20 million to be paid on February 18, 2020 to the ten shareholders of record at February 18, 2020. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

Unassigned surplus funds are held for the benefit of stockholders. Total unassigned surplus was $2,860,430,830 and $2,719,779,957 at December 31, 2020 and December 31, 2019, respectively.

(13)	Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $243,084 in 2020 and $535,487 in 2019. Reserves for separate accounts with the assets at fair value were $8,830,006 and $10,092,497, at December 31, 2020 and 2019, respectively. The separate accounts had expense allowances in the amount of $12 and $17 at December 31, 2020 and 2019, respectively.

56	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(14)	Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

57	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(a)	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Given the Company’s investment asset strategy, a relatively small portion of the Company’s investment assets are measured at fair value. The following tables provide information as of December 31, 2020 and 2019 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	December 31, 2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$96,541,727	—	—	96,541,727
Common stocks	576,656,556	150,762,794	30,850,380	758,269,730
Separate account assets	—	8,830,018	—	8,830,018
Cash equivalents	154,774,370	—	—	154,774,370
Total assets at
fair value	$827,972,653	159,592,812	30,850,380	1,018,415,845
Liabilities at fair value:
Separate account liabilities	$—	8,830,018	—	8,830,018
Total liabilities at
fair value	$—	8,830,018	—	8,830,018

	December 31, 2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$45,703,854	—	—	45,703,854
Common stocks	641,418,220	144,339,930	32,471,806	818,229,956
Separate account assets	—	10,092,514	—	10,092,514
Cash equivalents	100,367,109	—	—	100,367,109
Total assets at
fair value	$787,489,183	154,432,444	32,471,806	974,393,433
Liabilities at fair value:
Separate account liabilities	$—	10,092,514	—	10,092,514
Total liabilities at
fair value	$—	10,092,514	—	10,092,514

58	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

(b)	Level 1 Financial Assets and Liabilities

The Level 1 financial assets include actively traded exchange-listed equity securities, exchange traded bond mutual funds, and all cash equivalents.

(c)	Level 2 Financial Assets and Liabilities

As of December 31, 2020 and 2019, all the common stocks within the fair value hierarchy of Level 2 are mutual funds and are based on net asset value calculated by the fund manager, which is used as the basis for current transactions. The mutual funds are not considered Level 1 as they are not traded in the open market. The Company has separate account financial assets and liabilities (divided into Subaccount Funds) that are managed and priced by external investment fund managers. As of December 31, 2020 and 2019, the separate account investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by each Fund and is derived by the fair value of the Fund’s underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the separate accounts sell and redeem shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with SSAP No. 100R differs from the characterization of an investment in the Fund.

(d)	Level 3 Financial Assets and Liabilities

The Company classifies privately placed equity securities in Level 3. Fair values are derived principally using unobservable inputs as there is little, if any, relevant market data.

59	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(e)	Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified in Level 3 for 2019 and 2020. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Balance at December 31, 2018	$68,361,606
Total gains or losses (realized/unrealized):
Included in net income	—
Included in surplus	1,360,200
Purchases, issuances and settlements	12,750,000
Transfers in (out) of Level 3	(50,000,000)
Balance at December 31, 2019	32,471,806
Total gains or losses (realized/unrealized):
Included in net income	—
Included in surplus	(2,130,168)
Purchases, issuances and settlements	508,742
Transfers in (out) of Level 3	—
Balance at December 31, 2020	$30,850,380
Total gains (losses) included in income attributable to instruments held at the reporting date	$—

Realized gains/losses on sales or impairment of equity securities are included in net income, and changes in unrealized gains/losses have been included in surplus.

Reclassifications impacting Level 3 financial instruments are reported as transfers in (out) of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore, gains and losses in income only reflect activity for the period the instrument was classified in Level 3.

(f)	Financial Instruments Not Carried at Fair Value

SSAP 100R requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above disclosure.

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not intend to dispose of or liquidate such instruments prior to maturity.

The carrying amounts of cash, accounts receivable, and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

60	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

The carrying amounts and fair values of the Company’s debt securities and preferred stocks are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt securities and preferred stocks, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The fair value of notes payable was determined using the current market loan rate from the Federal Home Loan Bank. The carrying amount and fair value of the Company’s investments in mortgage loans and notes payable at December 31, 2020 and 2019 follow:

	2020		2019
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$1,928,524,460	2,075,592,027	1,875,334,803	1,899,474,110
Residential mortgages	2,382,724	2,382,724	2,501,277	2,501,277
	$1,930,907,184	2,077,974,751	1,877,836,080	1,901,975,387
Notes payable	$180,500,000	187,706,147	142,500,000	144,880,707

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 4.00%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

61	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020 and 2019

(g)	Fair Value of all Financial Instruments

The aggregate fair value of all financial instruments as of December 31, 2020 is presented in the table below:

Type of financial	Aggregate	Admitted				Not practicable
instrument	fair value	value	Level 1	Level 2	Level 3	(carrying value)
Bonds	$11,278,863,047	10,283,288,143	380,370,088	10,893,553,360	4,939,609	—
Cash equivalents	154,774,370	154,774,370	154,774,370	—	—	—
Common stock	270,441,656	270,441,656	239,591,276	—	30,850,380	—
Mutual funds	487,828,074	487,828,074	337,065,280	150,762,794	—	—
Preferred stock	21,517,123	18,592,284	937,537	13,515,097	7,064,489	—
Mortgage loans	2,077,974,751	1,930,907,184	—	2,077,974,751	—	—

The aggregate fair value of all financial instruments as of December 31, 2019 is presented in the table below:

Type of financial	Aggregate	Admitted				Not practicable
instrument	fair value	value	Level 1	Level 2	Level 3	(carrying value)
Bonds	$10,632,990,091	10,038,632,081	429,550,651	10,193,276,189	10,163,251	—
Short-term bonds	12,145,036	11,970,627	—	12,145,036	—	—
Cash equivalents	100,367,109	100,367,109	100,367,109	—	—	—
Common stock	260,803,411	260,803,411	228,331,605	—	32,471,806	—
Mutual funds	557,426,545	557,426,545	413,086,615	144,339,930	—	—
Preferred stock	5,446,666	4,000,000	—	—	5,446,666	—
Mortgage loans	1,901,975,387	1,877,836,080	—	1,901,975,387	—	—

62	(Continued)

Schedule 1
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2020

Investment income earned:
U.S. government bonds	$23,769,394
Other bonds (unaffiliated)	399,946,612
Preferred stocks (unaffiliated)	445,330
Common stocks (unaffiliated)	19,962,246
Mortgage loans	74,532,109
Real estate	3,061,752
Premium notes, policy loans and liens	41,569,180
Cash, cash equivalents and short-term investments	738,458
Other invested assets	37,481,933
Aggregate write-ins for investment income	633,256
Gross investment income	$602,140,270
Real estate owned – book value less encumbrances	$16,168,699
Mortgage loans – book value:
Residential mortgages	$2,382,724
Commercial mortgages	1,928,524,460
Total mortgage loans	$1,930,907,184
Mortgage loans by standing – book value:
Good standing	$1,930,907,184
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Other long-term assets – statement value	$823,681,105
Policy loans	$574,138,384
Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	—
Bonds, short-term investments, and cash equivalents by maturity – statement value:
Due within one year or less	$831,600,604
Over 1 year through 5 years	3,440,189,395
Over 5 years through 10 years	4,095,671,861
Over 10 years through 20 years	1,656,831,782
Over 20 years	413,768,872
Total by maturity	$10,438,062,514

63	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2020

Bonds, short-term investments, and cash equivalents by class – statement value:
Class 1	$5,920,031,599
Class 2	3,933,399,721
Class 3	456,338,331
Class 4	77,718,405
Class 5	26,295,852
Class 6	24,278,606
Total by class	$10,438,062,514
Total bonds, short-term investments and cash equivalents, publicly traded	$7,199,989,634
Total bonds, short-term investments and cash equivalents, privately placed	3,238,072,880
Preferred stocks – statement value	18,592,287
Common stocks (unaffiliated) – fair value	758,269,730
Short-term investments – book value	—
Cash equivalents – book value	154,774,370
Options, caps and floors owned – statement value	—
Options, caps and floors written and in force – statement value	—
Collar, swap and forward agreements open – statement value	—
Futures contracts open – current value	—
Cash on deposit	35,120,127
Life insurance in force:
Industrial	$—
Ordinary	170,213,705,000
Credit life	—
Group life	2,172,481,000
Amount of accidental death insurance in force under ordinary policies	$581,038,000
Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	27,142,329,000
Credit life	—
Group life	2,172,440,000
Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$4,607,117
Income payable	15,878,034
Ordinary – involving life contingencies:
Income payable	$23,359,048
Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—
Group – involving life contingencies:
Income payable	$—

64	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2020

Annuities:
Ordinary:
Immediate – amount of income payable	$17,067,031
Deferred – fully paid account balance	567,126,364
Deferred – not fully paid – account balance	2,390,387,701
Group:
Amount of income payable	$81,360
Fully paid account balance	—
Not fully paid – account balance	44,897,076
Accident and health insurance – premiums in force:
Other	$25,359,390
Group	3,166,525
Credit	—
Deposit funds and dividend accumulations:
Deposit funds – account balance	$533,283,347
Dividend accumulations – account balance	230,786,074
Claim payments 2020:
Group accident and health – year ended December 31, 2020:
2020	$97,000
2019	333,000
2018	79,000
2017	54,000
2016	126,000
Prior	521,000
Other accident and health – year ended December 31, 2020:
2020	$1,389,000
2019	1,694,000
2018	1,142,000
2017	930,000
2016	761,000
Prior	2,137,000

See accompanying independent auditors’ report.

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2020

(In thousands)

			Admitted assets as
			reported in the
Investment categories	Gross investment holdings		annual statement
Long-term bonds (Schedule D Part 1):
U.S. governments	$711,020	4.871%	$711,020	4.871%
All other governments	67,624	0.463	67,624	0.463
U.S. states, territories and possessions, etc. guaranteed	31,082	0.213	31,082	0.213
U.S. political subdivisions of states, territories and possessions	180,949	1.240	180,949	1.240
U.S. special revenue and special assessment obligations	1,768,229	12.114	1,768,229	12.114
Industrial and miscellaneous	7,387,022	50.609	7,387,022	50.609
Hybrid securities	40,820	0.280	40,820	0.280
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	96,542	0.661	96,542	0.661
Bank loans	—	—	—	—
Total long-term bonds	10,283,288	70.452	10,283,288	70.452
Preferred stocks (Schedule D, Part 2, Section 1):
Industrial and miscellaneous (Unaffiliated)	18,592	0.127	18,592	0.127
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	18,592	0.127	18,592	0.127
Common stocks (Schedule D, Part 2, Section 2):
Industrial and miscellaneous Publicly traded (Unaffiliated)	712,450	4.881	712,450	4.881
Industrial and miscellaneous Other (Unaffiliated)	45,820	0.314	45,820	0.314
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual Funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Total common stocks	758,270	5.195	758,270	5.195
Mortgage loans (Schedule B):
Farm mortgages	—	—	—	—
Residential mortgages	2,383	0.016	2,383	0.016
Commercial mortgages	1,928,524	13.212	1,928,524	13.212
Mezzanine real estate loans	—	—	—	—
Total mortgages loans	1,930,907	13.229	1,930,907	13.229
Real estate (Schedule A)
Properties occupied by company	15,080	0.103	15,080	0.103
Properties held for production of income	1,089	0.007	1,089	0.007
Properties held for sale	—	—	—	—
Total real estate	16,169	0.111	16,169	0.111
Cash, cash equivalents and short-term investments:
Cash (Schedule E, Part 1)	35,120	0.241	35,120	0.241
Cash equivalents (Schedule E, Part 2)	154,775	1.060	154,775	1.060
Short-term investments (Schedule DA)	—	—	—	—
Total cash, cash equivalents and short-term investment	189,895	1.301	189,895	1.301
Contract loans	574,138	3.933	574,138	3.933
Derivatives (Schedule DB)	—	—	—	—
Other invested assets (Schedule BA)	823,681	5.643	823,681	5.643
Receivables for securities	1,271	0.009	1,271	0.009
Securities Lending (Schedule DL, Part 1)	—	—	—	—
Other invested assets (Page 2, Line 11)	—	—	—	—
Total invested assets	$14,596,211	100.000%	$14,596,211	100.000%

See accompanying independent auditors’ report.

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2020

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$15,180,508
2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
Golub Capital BDC Inc	Industrial, Misc. – Common Stock	$63,054	0.4%
Berkshire Hathaway Inc	Industrial, Misc. – Issuer Obligations	55,715	0.4
Entergy Corp	Industrial, Misc. – Issuer Obligations	52,450	0.3
Wells Fargo & Co	Industrial, Misc. – Issuer Obligations	51,183	0.3
Unilever NV	Industrial, Misc. – Issuer Obligations	50,611	0.3
Duke Energy Corp	Industrial, Misc. – Issuer Obligations	48,278	0.3
Anheuser-Busch InBev SA/NV	Industrial, Misc. – Issuer Obligations	47,935	0.3
FirstEnergy Corp	Industrial, Misc. – Issuer Obligations	46,419	0.3
Iberdrola SA	Industrial, Misc. – Issuer Obligations	46,048	0.3
Daimler AG	Industrial, Misc. – Issuer Obligations	45,923	0.3

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$5,765,257	38.0%	P/RP-1	$—	—%
NAIC-2	3,933,400	25.9	P/RP-2	11,199	0.1
NAIC-3	456,338	3.0	P/RP-3	1,770	N/M
NAIC-4	77,718	0.5	P/RP-4	—	—
NAIC-5	26,296	0.2	P/RP-5	5,623	N/M
NAIC-6	24,279	0.2	P/RP-6	—	—

4)	Admitted assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments	$1,298,259	8.6%
Foreign-currency denominated investments	1,560	N/M
Insurance liabilities denominated in that same foreign currency	—	—

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,197,505	7.9
Countries rated by NAIC-2	96,450	0.6
Countries rated by NAIC-3 or below	4,304	N/M

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Australia	$431,805	2.8%
UK	274,948	1.8
Countries rated NAIC-2:
Country:
Mexico	$45,792	0.3%
Panama	18,379	0.1
Countries rated NAIC-3 or below:
Country:
Morocco	$2,282	N/M
South Africa	2,022	N/M

7)	Aggregate unhedged foreign currency exposure:	1,560	N/M
8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,560	N/M
Countries rated by NAIC-2	—	—
Countries rated by NAIC-3 or below	—	—

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Canada	$1,560	N/M
Countries rated NAIC-2:
Countries rated NAIC-3 or below:
N/M – Not meaningful

See accompanying independent auditors' report.

67	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2020

(In thousands)

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Rolls-Royce PLC	2, 3	$31,080	0.2%
Statoil ASA	1	25,954	0.2
Royal Dutch Shell PLC	1	21,683	0.1
Nordic Aviation Capital	4	18,427	0.1
Goshawk Aviation Ltd	2	18,000	0.1
Transurban Finance	2	17,971	0.1
Aquasure Fin Pty Ltd	1	17,000	0.1
Johnson Matthey Plc	1	17,000	0.1
Sydney Airport Fin	2	16,773	0.1
CSL Ltd	1	16,500	0.1

11)	Assets held in Canadian investments total $238,246 or 1.6% of the Company’s total admitted assets.
12)	There were no admitted assets held in investments with contractual sales restrictions.
13)	Ten largest equity interests:

Issuer	Investment category	Amount	Percentage
Phaeacian Partners Global Value	Mutual Funds – Common Stocks	$70,010	0.5%
SPDR S&P 500 ETF	Mutual Funds – Common Stocks	65,668	0.4
Touchstone Sands Capital Emerg Common	Mutual Funds – Common Stocks	58,387	0.4
Ishares Core MSCI EAFE ETF	Mutual Funds – Common Stocks	53,746	0.4
PIMCO Income Fund	Mutual Funds – Common Stocks	50,303	0.3
Golub Capital BDC Inc Common	Industrial, Misc. – Common Stocks	40,525	0.3
TCW Emerg Mkts Inc I Fund	Mutual Funds – Common Stocks	30,449	0.2
Vanguard S&P 500 ETF Common	Mutual Funds – Common Stocks	27,158	0.2
Golub Capital Inv Corp BDC3 Common	Industrial, Misc. – Common Stocks	22,529	0.1
Invesco Trust Series 1 NASDAQ 100 Common	Mutual Funds – Common Stocks	21,707	0.1

14)	Assets held in nonaffiliated, privately placed equities total $45,820 or 0.3% of the Company’s total admitted assets.
15)	There were no admitted assets held in general partnership interests.
16)	Ten largest aggregate mortgage interests:

Issuer	Investment category	Amount	Percentage
Sawmill Creek Apartments, LLC	Commercial	$17,182	0.1%
BOP Partnership 2	Commercial	15,000	0.1
Campbell Project Partners, LLC	Commercial	14,865	0.1
H Capital Partners – Texas LLC	Commercial	14,849	0.1
Brentwood Plaza, LLC	Commercial	14,305	0.1
Stirling Industrial Park, JV	Commercial	13,750	0.1
Lost Hills Office Partners, LLC	Commercial	13,526	0.1
1902 Orange Tree Lane, LLC	Commercial	12,892	0.1
Caprocq Regency, Inc.	Commercial	12,061	0.1
Branchwater ALA Partners, LLC	Commercial	11,925	0.1

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—
Mortgage loans in the process of foreclosure	—	—
Mortgage loans foreclosed	3,000	N/M
Restructured mortgage loans	—	—

N/M – Not meaningful

See accompanying independent auditors' report.

68	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2020

(In thousands)

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—
71% to 80%	—	—	4,892	N/M	—	—
Below 70%	2,383	N/M	1,923,633	13.1	—	—

18)	There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.
19)	There were no admitted assets held in investments held in mezzanine real estate loans.
20)	Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$—	—%	$—	—	—
Repurchase	—	—	—	—	—
Reverse repurchase	—	—	—	—	—
Dollar repurchase	—	—	—	—	—
Dollar reverse repurchase	—	—	—	—	—

21)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—	$—	—
Income generation	—	—	—	—
Other	—	—	—	—

22)	Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

23)	Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

N/M – Not meaningful

See accompanying independent auditors’ report.

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance , which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements , and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes☐ No☐ N/A ☒

Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

Does Southern Farm Bureau Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes☐ No ☒

70	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2020

4.	Has Southern Farm Bureau Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s) triggering
contract coverage
Type of contract	Response	Identify reinsurance contract(s)	been recognized?
Assumption reinsurance – new for the reporting period	Yes☐ No ☒		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes☐ No ☒		Yes☐ No☐ N/A ☒

5.	Has Southern Farm Bureau Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes☐ No ☒ N/A ☐

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors' report.

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Financial Statements

December 31, 2020 and 2019

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Southern Farm Bureau Life Insurance Company and Contractholders of Southern Farm Bureau Life Variable Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the subaccounts listed in the Appendix that comprise the Southern Farm Bureau Life Variable Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) including the financial highlights for each of the years in the five-year period then ended in Note 6. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Separate Account’s auditor since 2006.

Jackson, Mississippi

April 23, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Fidelity VIP Contrafund Subaccount (Contrafund)

Fidelity VIP Growth Subaccount (Growth)

Fidelity VIP High Income Subaccount (High Income) Fidelity VIP Index 500 Subaccount (Index 500) Fidelity VIP Mid Cap Subaccount (Mid Cap)

Fidelity VIP Overseas Subaccount (Overseas)

Fidelity VIP Equity-Income Subaccount (Equity-Income) Fidelity VIP Value Strategies Subaccount (Value Strategies)

Fidelity VIP Dynamic Capital Appreciation Subaccount (Dynamic Capital) Fidelity VIP Investment Grade Bond Subaccount (Investment Grade Bond) Fidelity VIP Disciplined Small Cap Subaccount (Disciplined Small Cap)

T. Rowe Price Equity Income Subaccount (Equity Income)

T. Rowe Price Mid-Cap Growth Subaccount (Mid-Cap Growth)

T. Rowe Price Personal Strategy Balanced Subaccount (Personal Strategy Balanced)

T. Rowe Price Blue Chip Growth Subaccount (Blue Chip)

T. Rowe Price Limited-Term Bond Subaccount (Limited-Term Bond)

T. Rowe Price Government Money Subaccount (Prime Reserve)

Franklin Income VIP Subaccount (Income Securities)

Franklin Small Cap Value VIP Subaccount (Small Cap Value)

Franklin Small-Mid Cap Growth VIP Subaccount (Small-Mid Cap)

Franklin Mutual Shares VIP Subaccount (Mutual Shares)

Templeton Global Bond VIP Subaccount (Global Income)

Franklin Rising Dividends VIP Subaccount (Rising Dividends)

A-2

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2020

			High				Equity-	Value	Dynamic	Investment	Disciplined
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Grade Bond	Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$902,207	569,694	144,801	1,056,527	583,053	276,869	75,804	553	779	42,436	13,428
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$902,207	569,694	144,801	1,056,527	583,053	276,869	75,804	553	779	42,436	13,428
Accumulation units	$902,207	569,694	144,801	1,056,527	583,053	276,869	75,804	553	779	42,436	13,428
Total net assets	$902,207	569,694	144,801	1,056,527	583,053	276,869	75,804	553	779	42,436	13,428

Investments in shares of mutual funds, at cost	$624,868	374,988	145,395	627,502	497,752	208,570	69,406	464	699	38,160	10,999
Shares of mutual funds owned	18,729.64	5,531.01	27,269.41	2,843.26	15,058.20	10,440.01	3,171.70	40.79	44.85	3,011.80	777.54
Accumulation units outstanding	21,745.80	18,578.64	7,894.50	35,611.61	13,515.93	17,295.38	3,884.34	25.78	23.41	2,760.88	526.86
Accumulation unit value	$41.49	30.66	18.34	29.67	43.14	16.01	19.52	21.45	33.28	15.37	25.49

3	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2020

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Prime	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Reserve	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$510,782	569,449	464,897	187,547	121,353	35,913	1	74,497	47,072	897	—	11,368
Liabilities	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	$510,782	569,449	464,897	187,547	121,353	35,913	1	74,497	47,072	897	—	11,368
Accumulation units	$510,782	569,449	464,897	187,547	121,353	35,913	1	74,497	47,072	897	—	11,368
Total net assets	$510,782	569,449	464,897	187,547	121,353	35,913	1	74,497	47,072	897	—	11,368
Investments in shares of mutual funds, at cost	$510,926	455,571	401,347	133,383	117,743	35,913	1	65,138	32,740	853	—	9,545
Shares of mutual funds owned	19,488.05	17,013.71	20,283.48	3,698.43	24,270.55	35,913.36	0.05	4,901.14	1,744.04	53.00	—	376.79
Accumulation units outstanding	14,280.15	8,658.71	14,624.84	4,416.04	8,215.94	3,517.35	—	3,265.05	1,308.56	56.82	—	394.93
Accumulation unit value	$35.77	65.77	31.79	42.47	14.77	10.21	16.44	22.82	35.97	15.79	13.86	28.78

See accompanying notes to financial statements.

4

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Operations

Year ended December 31, 2020

			High				Equity-	Value	Dynamic	Investment	Disciplined
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Grade Bond	Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Reinvested dividends	$2,199	618	7,533	16,827	3,637	1,108	1,340	7	25	1,001	77
Expenses:
Mortality and expense risk charges	(11,942)	(8,362)	(2,272)	(13,513)	(7,900)	(3,712)	(1,063)	(8)	(369)	(673)	(135)
Net investment income (loss)	(9,743)	(7,744)	5,261	3,314	(4,263)	(2,604)	277	(1)	(344)	328	(58)
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	57,941	54,164	(3,785)	118,692	(55,350)	22,727	2,429	(57)	7,034	1,318	(38)
Reinvested capital gains	5,038	73,703	—	3,579	—	1,363	3,833	43	406	18	—
Total realized gains (losses) on investments	62,979	127,867	(3,785)	122,271	(55,350)	24,090	6,262	(14)	7,440	1,336	(38)
Change in unrealized appreciation (depreciation) of investments	155,621	53,759	(5,725)	(341)	75,659	10,613	(4,606)	(51)	543	2,068	2,614
Net increase (decrease) in net assets from operations	$208,857	173,882	(4,249)	125,244	16,046	32,099	1,933	(66)	7,639	3,732	2,518

5	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Operations

Year ended December 31, 2020

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Prime	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Reserve	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Reinvested dividends	$11,041	—	5,955	—	2,904	161	—	1,255	—	121	1,419	162
Expenses:
Mortality and expense risk charges	(7,006)	(7,115)	(6,342)	(3,310)	(2,022)	(636)	—	(992)	(725)	(48)	(117)	(150)
Net investment income (loss)	4,035	(7,115)	(387)	(3,310)	882	(475)	—	263	(725)	73	1,302	12
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	(62,567)	4,964	(4,585)	50,141	(1,025)	—	—	(17,129)	(12,873)	(579)	(2,911)	164
Reinvested capital gains	10,836	36,352	14,699	5,846	—	—	—	4,496	4,810	152	—	557
Total realized gains (losses) on investments	(51,731)	41,316	10,114	55,987	(1,025)	—	—	(12,633)	(8,063)	(427)	(2,911)	721
Change in unrealized appreciation (depreciation) of investments	6,146	66,336	35,851	1,765	4,738	—	—	9,196	13,039	(85)	611	836
Net increase (decrease) in net assets from operations	$(41,550)	100,537	45,578	54,442	4,595	(475)	—	(3,174)	4,251	(439)	(998)	1,569

See accompanying notes to financial statements.

6

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2020 and 2019

	Contrafund		Growth		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(9,743)	(15,612)	(7,744)	(15,097)	5,261	7,903	3,314	1,877	(4,263)	(9,464)	(2,604)	(1,496)
Total realized gains (losses) on investments	62,979	382,810	127,867	479,641	(3,785)	(7,479)	122,271	503,049	(55,350)	118,607	24,090	116,563
Change in unrealized appreciation (depreciation) of investments	155,621	6,395	53,759	(105,395)	(5,725)	51,581	(341)	(115,663)	75,659	128,391	10,613	(2,400)

Net increase (decrease) in net assets from operations	208,857	373,593	173,882	359,149	(4,249)	52,005	125,244	389,263	16,046	237,534	32,099	112,667
Contract transactions:
Transfers of net premiums	4,167	25,197	7,466	21,129	1,117	10,299	3,276	28,344	4,781	20,044	3,158	8,223
Transfers of surrenders and death benefits	(107,675)	(159,762)	(92,930)	(373,982)	(40,951)	(75,424)	(65,944)	(140,293)	(78,506)	(271,380)	(27,438)	(185,974)
Transfers of administrative charges	(692)	(1,132)	(522)	(942)	(150)	(307)	(539)	(1,124)	(514)	(1,239)	(302)	(614)
Transfers between subaccounts, including the Declared Interest Option account	(191,294)	(641,635)	(284,628)	(641,283)	(34,079)	(219,407)	(118,991)	(647,285)	(216,733)	(399,720)	(69,603)	(147,746)
Net increase (decrease) in net assets from contract transactions	(295,494)	(777,332)	(370,614)	(995,078)	(74,063)	(284,839)	(182,198)	(760,358)	(290,972)	(652,295)	(94,185)	(326,111)
Total increase (decrease) in net assets	(86,637)	(403,739)	(196,732)	(635,929)	(78,312)	(232,834)	(56,954)	(371,095)	(274,926)	(414,761)	(62,086)	(213,444)
Net assets at beginning of year	988,844	1,392,583	766,426	1,402,355	223,113	455,947	1,113,481	1,484,576	857,979	1,272,740	338,955	552,399
Net assets at end of year	$902,207	988,844	569,694	766,426	144,801	223,113	1,056,527	1,113,481	583,053	857,979	276,869	338,955

7	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2020 and 2019

	Equity-Income		Value Strategies		Dynamic Capital		Investment Grade Bond		Disciplined Small Cap
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$277	146	(1)	(229)	(344)	(199)	328	367	(58)	(134)
Total realized gains (losses) on investments	6,262	10,302	(14)	(465)	7,440	3,820	1,336	(517)	(38)	310
Change in unrealized appreciation (depreciation) of investments	(4,606)	18,223	(51)	7,125	543	2,522	2,068	6,963	2,614	4,285
Net increase (decrease) in net assets from operations	1,933	28,671	(66)	6,431	7,639	6,143	3,732	6,813	2,518	4,461
Contract transactions:
Transfers of net premiums	278	718	—	—	2,200	3,000	371	935	1,486	911
Transfers of surrenders and death benefits	(6,877)	(61,117)	—	—	—	—	(4,040)	(48,128)	—	—
Transfers of administrative charges	(89)	(173)	(6)	(13)	(10)	(14)	(72)	(123)	(7)	(18)
Transfers between subaccounts, including the Declared Interest Option account	(11,385)	(42,216)	(277)	(29,742)	(37,039)	(2,436)	(7,953)	(34,138)	958	(23,305)
Net increase (decrease) in net assets from contract transactions	(18,073)	(102,788)	(283)	(29,755)	(34,849)	550	(11,694)	(81,454)	2,437	(22,412)
Total increase (decrease) in net assets	(16,140)	(74,117)	(349)	(23,324)	(27,210)	6,693	(7,962)	(74,641)	4,955	(17,951)
Net assets at beginning of year	91,944	166,061	902	24,226	27,989	21,296	50,398	125,039	8,473	26,424
Net assets at end of year	$75,804	91,944	553	902	779	27,989	42,436	50,398	13,428	8,473

8	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2020 and 2019

	Equity Income		Mid-Cap Growth		Personal Strategy Balanced		Blue Chip		Limited-Term Bond		Prime Reserve
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,035	8,571	(7,115)	(16,254)	(387)	4,002	(3,310)	(4,141)	882	3,447	(475)	452
Total realized gains (losses) on investments	(51,731)	146,489	41,316	234,360	10,114	85,503	55,987	90,231	(1,025)	(11,871)	—	—
Change in unrealized appreciation (depreciation) of investments	6,146	113,620	66,336	109,861	35,851	63,094	1,765	(15,957)	4,738	18,567	—	—
Net increase (decrease) in net assets from operations	(41,550)	268,680	100,537	327,967	45,578	152,599	54,442	70,133	4,595	10,143	(475)	452
Contract transactions:
Transfers of net premiums	4,598	24,980	1,043	13,814	4,848	13,769	4,570	15,057	2,026	9,207	939	3,869
Transfers of surrenders and death benefits	(88,863)	(183,023)	(94,998)	(152,202)	(65,847)	(205,884)	(13,128)	(92,505)	(30,685)	(103,811)	(12,196)	(57,600)
Transfers of administrative charges	(342)	(944)	(386)	(832)	(430)	(803)	(173)	(268)	(260)	(430)	(76)	(127)
Transfers between subaccounts, including the Declared Interest Option account	(88,727)	(697,643)	(21,441)	(868,358)	(100,170)	(368,301)	(131,718)	(30,627)	(42,812)	(154,745)	(20,679)	(45,072)
Net increase (decrease) in net assets from contract transactions	(173,334)	(856,630)	(115,782)	(1,007,578)	(161,599)	(561,219)	(140,449)	(108,343)	(71,731)	(249,779)	(32,012)	(98,930)
Total increase (decrease) in net assets	(214,884)	(587,950)	(15,245)	(679,611)	(116,021)	(408,620)	(86,007)	(38,210)	(67,136)	(239,636)	(32,487)	(98,478)
Net assets at beginning of year	725,666	1,313,616	584,694	1,264,305	580,918	989,538	273,554	311,764	188,489	428,125	68,400	166,878
Net assets at end of year	$510,782	725,666	569,449	584,694	464,897	580,918	187,547	273,554	121,353	188,489	35,913	68,400

9	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2020 and 2019

	Income Securities		Small Cap Value		Small-Mid Cap		Mutual Shares		Global Income		Rising Dividends
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	(42)	263	71	(725)	(1,369)	73	177	1,302	2,452	12	158
Total realized gains (losses) on investments	—	974	(12,633)	(8,105)	(8,063)	11,898	(427)	210	(2,911)	(3,364)	721	16,190
Change in unrealized appreciation (depreciation) of investments	—	176	9,196	57,458	13,039	11,242	(85)	2,815	611	943	836	233
Net increase (decrease) in net assets from operations	—	1,108	(3,174)	49,424	4,251	21,771	(439)	3,202	(998)	31	1,569	16,581
Contract transactions:
Transfers of net premiums	—	225	750	1,657	5,006	20,042	199	218	—	550	—	—
Transfers of surrenders and death benefits	—	—	(5,142)	(62,759)	—	(67)	—	—	(16,633)	—	—	—
Transfers of administrative charges	—	(1)	(60)	(173)	(16)	(22)	(10)	(12)	(4)	(5)	(13)	(23)
Transfers between subaccounts, including the Declared Interest Option account	—	(11,777)	(13,038)	(149,086)	(51,584)	(25,001)	(3,313)	(17,050)	—	(24,747)	(1,335)	(70,145)
Net increase (decrease) in net assets from
contract transactions	—	(11,553)	(17,490)	(210,361)	(46,594)	(5,048)	(3,124)	(16,844)	(16,637)	(24,202)	(1,348)	(70,168)
Total increase (decrease) in net assets	—	(10,445)	(20,664)	(160,937)	(42,343)	16,723	(3,563)	(13,642)	(17,635)	(24,171)	221	(53,587)
Net assets at beginning of year	1	10,446	95,161	256,098	89,415	72,692	4,460	18,102	17,635	41,806	11,147	64,734
Net assets at end of year	$1	1	74,497	95,161	47,072	89,415	897	4,460	—	17,635	11,368	11,147

See accompanying notes to financial statements.

10

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

(1)	Organization and Significant Accounting Policies

(a)	Organization

Southern Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable annuity contracts issued by the Company. The Account commenced operations in 2000.

At the direction of eligible contract owners, the Account invests in 23 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests exclusively in shares of
Fidelity Variable Insurance Products Funds:
Fidelity VIP Contrafund (Contrafund)	VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Growth (Growth)	VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income (High Income)	VIP High Income Portfolio (Initial Class)
Fidelity VIP Index 500 (Index 500)	VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Mid Cap (Mid Cap)	VIP Mid Cap Portfolio (Initial Class)
Fidelity VIP Overseas (Overseas)	VIP Overseas Portfolio (Initial Class)
Fidelity VIP Equity-Income (Equity-Income)	VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Value Strategies (Value Strategies)	VIP Value Strategies Portfolio (Initial Class)
Fidelity VIP Dynamic Capital Appreciation (Dynamic Capital)	VIP Dynamic Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond (Investment Grade Bond)	VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Disciplined Small Cap (Disciplined Small Cap)	VIP Disciplined Small Cap Portfolio (Initial Class)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income (Equity Income)	Equity Income Portfolio
T. Rowe Price Mid-Cap Growth (Mid-Cap Growth)	Mid-Cap Growth Portfolio
T. Rowe Price Personal Strategy Balanced	Moderate Allocation Portfolio
(Personal Strategy Balanced)
T. Rowe Price Blue Chip Growth (Blue Chip)	Blue Chip Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.:
T. Rowe Price Limited-Term Bond (Limited-Term Bond)	Limited-Term Bond Portfolio
T. Rowe Price Government Money (Prime Reserve)	Government Money Portfolio

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP (Income Securities)	Franklin Income VIP Fund (Class 1)
Franklin Small Cap Value VIP (Small Cap Value)	Franklin Small Cap Value VIP Fund (Class 1)
Franklin Small-Mid Cap Growth VIP (Small-Mid Cap)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
Franklin Mutual Shares VIP (Mutual Shares)	Franklin Mutual Shares VIP Fund (Class 1)
Templeton Global Bond VIP (Global Income)	Templeton Global Bond VIP Fund (Class 1)
Franklin Rising Dividends VIP (Rising Dividends)	Franklin Rising Dividends VIP Fund (Class 1)

11	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO account is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)	Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the respective Fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the respective Fund on the payable date.

(c)	Contract in Annuitization Period

On the retirement date of the contract, the annuitant may elect to receive a single sum payment or a fixed payment option as described in the prospectus. Upon the election of a fixed payment option, the accumulated value will be transferred to the Company’s general account where respective payments will be made.

(d)	Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(e)	Fair Value Measurements

Investments in the Funds are stated at the closing net asset value per share on December 31, 2020, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Account applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement (Topic 820). Topic 820 defines fair value as the price that the Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in nonactive markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the reporting entity’s own assumptions in determining the fair value of the investment.

12	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2020, the Account’s investments in the Funds are valued within the above Topic 820 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Account sells and redeems shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with Topic 820 differs from the characterization of an investment in the Fund.

(f)	Subsequent Events

The Account has evaluated subsequent events through April 23, 2021, the date the financial statements were available to be issued.

(2)	Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct from each policy an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the DIO account.

Surrender Charge: A surrender charge is imposed in the event of full or partial surrender during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. During the second through the seventh contract years, up to 10% of the accumulated value as of the most recent prior contract anniversary may be withdrawn without incurring a charge. After seven full contract years, no surrender charge is deducted.

Transfer Charge: The Company may currently charge $25 for the 13th and each additional transfer among the subaccounts and the DIO account during a contract year.

13	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

(3)	Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

The Account applies FASB ASC Topic 740, Income Taxes (Topic 740). Topic 740 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2014 and earlier tax years.

(4)	Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2020:

Subaccount	Cost of purchases	Proceeds from sales
Contrafund	14,693	314,893
Growth	81,777	386,432
High Income	8,608	77,411
Index 500	50,486	225,792
Mid Cap	15,358	310,593
Overseas	6,588	102,014
Equity-Income	5,425	19,389
Value Strategies	49	291
Dynamic Capital	2,630	37,418
Investment Grade Bond	1,371	12,719
Disciplined Small Cap	2,521	143
Equity Income	38,199	196,663
Mid-Cap Growth	44,000	130,545
Personal Strategy Balanced	39,245	186,533
Blue Chip	24,452	162,366
Limited-Term Bond	4,714	75,563
Prime Reserve	1,074	33,562
Income Securities	—	—
Small Cap Value	15,193	27,924
Small-Mid Cap	19,531	62,040
Mutual Shares	472	3,371
Global Income	1,419	16,754
Rising Dividends	718	1,498

14	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

(5)	Changes from Units Outstanding

Transactions in units of each subaccount were as follows for the years ended December 31, 2020 and 2019:

	2020			2019
			Net			Net
			increase			increase
Subaccount	Purchased	Redeemed	(decrease)	Purchased	Redeemed	(decrease)
Contrafund	283	9,227	(8,944)	905	26,298	(25,393)
Growth	657	17,547	(16,890)	2,003	52,498	(50,495)
High Income	66	4,497	(4,431)	600	16,867	(16,267)
Index 500	1,367	9,519	(8,152)	3,329	35,150	(31,821)
Mid Cap	462	10,128	(9,666)	735	19,419	(18,684)
Overseas	411	7,258	(6,847)	1,633	27,066	(25,433)
Equity-Income	17	1,090	(1,073)	319	6,615	(6,296)
Value Strategies	—	19	(19)	31	1,587	(1,556)
Dynamic Capital	83	1,169	(1,086)	160	133	27
Investment Grade Bond	25	801	(776)	328	6,283	(5,955)
Disciplined Small Cap	139	—	139	69	1,159	(1,090)
Equity Income	694	6,658	(5,964)	1,886	27,323	(25,437)
Mid-Cap Growth	270	2,466	(2,196)	616	20,152	(19,536)
Personal Strategy Balanced	844	6,862	(6,018)	731	21,632	(20,901)
Blue Chip	606	4,720	(4,114)	2,108	6,031	(3,923)
Limited-Term Bond	142	5,104	(4,962)	846	18,471	(17,625)
Prime Reserve	91	3,197	(3,106)	522	10,109	(9,587)
Income Securities	—	—	—	15	741	(726)
Small Cap Value	619	1,690	(1,071)	762	11,008	(10,246)
Small-Mid Cap	661	3,165	(2,504)	1,083	1,300	(217)
Mutual Shares	14	222	(208)	14	1,053	(1,039)
Global Income	—	1,191	(1,191)	37	1,693	(1,656)
Rising Dividends	—	49	(49)	—	2,850	(2,850)

15	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

(6)	Financial Highlights

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2020, 2019, 2018, 2017 and 2016:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Contrafund:
2020	21,746	41.49	902,207	0.26%	1.40%	28.76%
2019	30,690	32.22	988,844	0.33	1.40	29.76
2018	56,083	24.83	1,392,583	0.70	1.40	(7.68)
2017	57,717	26.90	1,552,310	0.96	1.40	20.20
2016	69,546	22.38	1,556,135	0.83	1.40	6.52
Growth:
2020	18,579	30.66	569,694	0.10	1.40	41.91
2019	35,469	21.61	766,426	0.20	1.40	32.46
2018	85,964	16.31	1,402,355	0.24	1.40	(1.55)
2017	87,885	16.57	1,456,329	0.22	1.40	33.27
2016	98,608	12.43	1,226,061	0.04	1.40	(0.59)
High Income:
2020	7,895	18.34	144,801	4.63	1.40	1.33
2019	12,326	18.10	223,113	3.44	1.40	13.52
2018	28,593	15.95	455,947	5.53	1.40	(4.63)
2017	29,042	16.72	485,589	5.24	1.40	5.46
2016	33,551	15.85	531,925	5.47	1.40	13.03
Index 500:
2020	35,612	29.67	1,056,527	1.73	1.40	16.61
2019	43,764	25.44	1,113,481	1.51	1.40	29.54
2018	75,585	19.64	1,484,576	1.84	1.40	(5.82)
2017	80,082	20.85	1,670,059	1.73	1.40	20.04
2016	93,009	17.37	1,615,870	1.49	1.40	10.32
Mid Cap:
2020	13,516	43.14	583,053	0.64	1.40	16.56
2019	23,182	37.01	857,979	0.63	1.40	21.74
2018	41,866	30.40	1,272,740	0.63	1.40	(15.73)
2017	45,146	36.07	1,628,535	0.69	1.40	19.15
2016	54,527	30.28	1,650,845	0.52	1.40	10.69
Overseas:
2020	17,295	16.01	276,869	0.42	1.40	14.02
2019	24,142	14.04	338,955	1.09	1.40	26.00
2018	49,575	11.14	552,399	1.54	1.40	(15.99)
2017	53,999	13.26	716,222	1.42	1.40	28.49
2016	64,046	10.32	661,119	1.39	1.40	(6.37)

16	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Equity-Income:
2020	3,884	19.52	75,804	1.76%	1.40%	5.22%
2019	4,957	18.55	91,944	1.51	1.40	25.68
2018	11,253	14.76	166,061	2.27	1.40	(9.57)
2017	12,719	16.32	207,546	1.76	1.40	11.34
2016	19,290	14.66	282,715	2.37	1.40	16.39
Value Strategies:
2020	26	21.45	553	1.26	1.40	6.76
2019	45	20.08	902	0.49	1.40	32.67
2018	1,601	15.13	24,226	0.84	1.40	(18.47)
2017	2,041	18.56	37,881	1.53	1.40	17.71
2016	2,037	15.77	32,108	1.01	1.40	8.11
Dynamic Capital:
2020	23	33.28	779	0.09	1.40	31.76
2019	1,109	25.24	27,989	0.62	1.40	28.28
2018	1,082	19.67	21,296	0.69	1.40	(6.21)
2017	129	20.98	2,717	0.85	1.40	22.18
2016	130	17.17	2,233	0.56	1.40	1.46
Investment Grade Bond:
2020	2,761	15.37	42,436	2.07	1.40	7.88
2019	3,537	14.25	50,398	1.85	1.40	8.15
2018	9,492	13.17	125,039	2.49	1.40	(1.91)
2017	10,300	13.43	138,332	2.47	1.40	2.78
2016	14,898	13.07	194,666	2.31	1.40	3.30
Disciplined Small Cap:
2020	527	25.49	13,428	0.79	1.40	16.82
2019	388	21.82	8,473	0.68	1.40	22.00
2018	1,478	17.88	26,424	0.93	1.40	(14.29)
2017	1,177	20.86	24,566	0.73	1.40	5.55
2016	1,139	19.77	22,508	0.56	1.40	20.99
Equity Income:
2020	14,280	35.77	510,782	2.20	1.40	(0.21)
2019	20,244	35.85	725,666	2.12	1.40	24.65
2018	45,681	28.76	1,313,616	2.00	1.40	(10.76)
2017	47,984	32.22	1,546,159	1.73	1.40	14.42
2016	52,844	28.16	1,488,099	2.35	1.40	17.53
Mid-Cap Growth:
2020	8,659	65.77	569,449	0.00	1.40	22.10
2019	10,855	53.86	584,694	0.06	1.40	29.48
2018	30,391	41.60	1,264,305	0.00	1.40	(3.39)
2017	31,576	43.06	1,359,723	0.00	1.40	23.06
2016	34,389	34.99	1,203,401	0.00	1.40	4.79

17	(Continued)

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Personal Strategy Balanced:
2020	14,625	$31.79	$464,897	1.31%	1.40%	12.96%
2019	20,643	28.14	580,918	1.83	1.40	18.15
2018	41,544	23.82	989,538	1.78	1.40	(6.39)
2017	43,622	25.45	1,110,007	1.51	1.40	15.79
2016	45,934	21.98	1,009,404	1.66	1.40	4.99
Blue Chip:
2020	4,416	42.47	187,547	0.00	1.40	32.43
2019	8,530	32.07	273,554	0.00	1.40	28.10
2018	12,453	25.04	311,764	0.00	1.40	0.50
2017	12,238	24.91	304,867	0.00	1.40	34.29
2016	15,846	18.55	293,941	0.00	1.40	(0.61)
Limited-Term Bond:
2020	8,216	14.77	121,353	2.00	1.40	3.26
2019	13,178	14.30	188,489	2.42	1.40	2.91
2018	30,803	13.90	428,125	2.01	1.40	(0.22)
2017	33,093	13.93	460,976	1.46	1.40	(0.34)
2016	36,182	13.98	505,718	1.36	1.40	(0.03)
Prime Reserve:
2020	3,517	10.21	35,913	0.35	1.40	(1.13)
2019	6,623	10.33	68,400	1.74	1.40	0.31
2018	16,210	10.29	166,878	1.31	1.40	(0.08)
2017	17,437	10.30	179,660	0.34	1.40	(1.04)
2016	17,268	10.41	179,796	0.00	1.40	(1.38)
Income Securities:
2020	—	16.44	1	0.00	1.40	(0.42)
2019	—	16.51	1	0.00	1.40	14.81
2018	726	14.38	10,446	4.86	1.40	(5.42)
2017	667	15.21	10,141	4.18	1.40	8.43
2016	621	14.02	8,712	4.97	1.40	12.76
Small Cap Value:
2020	3,265	22.82	74,497	1.76	1.40	3.95
2019	4,336	21.95	95,161	1.42	1.40	24.98
2018	14,582	17.56	256,098	1.13	1.40	(13.90)
2017	14,066	20.40	286,927	0.72	1.40	9.39
2016	18,292	18.65	341,101	1.00	1.40	28.74
Small-Mid Cap:
2020	1,309	35.97	47,072	0.00	1.40	53.38
2019	3,812	23.45	89,415	0.00	1.40	29.98
2018	4,029	18.04	72,692	0.00	1.40	(6.47)
2017	5,029	19.29	97,023	0.00	1.40	20.07
2016	2,688	16.07	43,192	0.00	1.40	2.96

18	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2020 and 2019

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Mutual Shares:
2020	57	$15.79	$897	3.53%	1.40%	(6.16)%
2019	265	16.83	4,460	2.36	1.40	21.23
2018	1,304	13.88	18,102	2.66	1.40	(10.12)
2017	1,290	15.45	19,924	2.47	1.40	7.14
2016	1,279	14.42	18,440	1.60	1.40	14.75
Global Income:
2020	—	13.86	—	17.14	1.40	(6.38)
2019	1,191	14.81	17,635	7.56	1.40	0.85
2018	2,847	14.68	41,806	0.00	1.40	0.80
2017	1,959	14.57	28,532	0.00	1.40	0.75
2016	1,907	14.46	27,569	0.00	1.40	1.79
Rising Dividends:
2020	395	28.78	11,368	1.50	1.40	14.62
2019	444	25.11	11,147	1.61	1.40	27.80
2018	3,294	19.65	64,734	1.47	1.40	(6.16)
2017	3,308	20.94	69,272	1.68	1.40	19.19
2016	2,853	17.57	50,135	1.17	1.40	14.73

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Ratios presented as 0.00 may earn investment income but are recorded as such due to rounding.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

19	(Continued)